                                  FORM 8-K/A1
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date of earliest event reported): September 30, 1994



                            QUAKER STATE CORPORATION
            (exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)



         1-2677                                         25-0742820
- ------------------------                   -----------------------------------
(Commission File Number)                   (IRS Employer Identification Number)



                      255 Elm Street, Oil City, PA  16301
                    (Address of Principal Executive Offices)



Registrant's Telephone Number, including area code:  814/676-7676

      On October 14, 1994, Quaker State Corporation ("Quaker State") filed a current report on Form 8-K and reported under Item 2 that on September 30, 1994, Quaker State completed the acquisition of all of the capital stock of Westland Oil Company, Inc., the acquisition by cash merger of the Specialty
Oil Companies and the purchase of certain related equipment. Because it was impracticable to provide the required financial statements for the acquired businesses and pro forma financial information related to the transaction at the time of filing, such financial statements and pro forma financial information were not included with that report on Form 8-K. Quaker State hereby amends
Item 7, Financial Statements, Pro Forma Financial Information, and Exhibits, of its report on Form 8-K filed on October 14, 1994, as set forth below.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired:

            1. Report of Independent Accountants.

            2. Combined Balance Sheets as of December 25, 1993 and
               December 26,1992.

            3. Combined Statements of Income for the Fiscal Years ending
               December 25, 1993 and December 26, 1992 and December 28, 1991.

            4. Combined Statements of Stockholders' Equity for the Fiscal
               Years ending December 25, 1993 and December 26, 1992 and December 28, 1991.

            5. Combined Statements of Cash Flows for the Fiscal years ending
               December 25, 1993 and December 26, 1992 and December 28, 1991.

            6. Notes to Combined Financial Statements.

            7. Note to Make Combined Financial Statements Conform to
               Regulation S-X.


    (b)  Pro Forma Financial Information:

          1. Pro Forma Consolidated Statements of Operations of Quaker State Corporation and Subsidiaries for the year ended December 31, 1993 and for the nine months ended September 30, 1994.

          No Pro Forma Balance Sheet for Quaker State Corporation and Subsidiaries is included in this Amendment to Form 8-K because the transaction was reflected in the balance sheet included with Quaker State's quarterly report on Form 10-Q for the quarter ending September 30, 1994.


     (c)  Exhibits:

          2(a). Stock Exchange Agreement by and among Quaker State Corporation and Stockholders of Westland Oil Company, Inc., dated as of August 3, 1994, with list of omitted exhibits and schedules, filed as Exhibit 2(a) to Form 8-K filed October 14, 1994 and incorporated herein by reference.

          2(b). Agreement and Plan of Merger by and among Quaker State Corporation and the Specialty Oil Companies dated as of August 3, 1994, with list of omitted exhibits and schedules, filed as Exhibit 2(b) to Form 8-K filed October 14, 1994 and incorporated herein by reference.

          2(c). Agreement to Buy and Sell Between Quaker State Corporation and Moon Realty, dated as of September 30, 1994, with list of omitted exhibits, filed as Exhibit 2(c) to Form 8-K filed October 14, 1994 and incorporated herein by reference.

                                  SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUAKER STATE CORPORATION
                                              (Registrant)


Date: November 23, 1994                 By:     /s/ Herbert M. Baum
                                           ----------------------------------
                                           Herbert M. Baum, Chairman,
                                           President and Chief Executive
                                           Officer

                            QUAKER STATE CORPORATION

                                  EXHIBIT LIST


     The following exhibits are required to be filed with this Amendment, Form 8-K/A1.


EXHIBIT NO. AND DOCUMENT

2(a). Stock Exchange Agreement by and among Quaker State Corporation and Stockholders of Westland Oil Company, Inc. dated as of August 3, 1994, with list of omitted exhibits and schedules, filed as Exhibit 2(a) to Form 8-K filed October 14, 1994 and incorporated herein by reference.


2(b). Agreement and Plan of Merger by and among Quaker State Corporation and the Specialty Oil Companies dated as of August 3, 1994, with list of omitted exhibits and schedules, filed as Exhibit 2(b) to Form 8-K filed October 14, 1994 and incorporated herein by reference.


2(c). Agreement to Buy and Sell Between Quaker State Corporation and Moon Realty, dated as of September 30, 1994, with list of omitted exhibits, filed as Exhibit 2(c) to Form 8-K filed October 14, 1994 and incorporated herein by reference.

                          AUDITED FINANCIAL STATEMENTS

                          AUDITED FINANCIAL STATEMENTS

                        AND OTHER FINANCIAL INFORMATION

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                    DECEMBER 25, 1993 AND DECEMBER 26, 1992

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                             SHREVEPORT, LOUISIANA

                    DECEMBER 25, 1993 AND DECEMBER 26, 1992


                               TABLE OF CONTENTS

                          AUDITED FINANCIAL STATEMENTS



                                                                          Page

Independent Auditor's Report                                               1

Combined Balance Sheets                                                    2

Combined Statements of Income                                              3

Combined Statements of Stockholders' Equity                                4

Combined Statements of Cash Flows                                          5

Notes to Combined Financial Statements                                    6-15


                          OTHER FINANCIAL INFORMATION

Accountants' Report                                                        16

Details of Combined Balance Sheet                                        17-18

Details of Combined Statement of Income                                    19

Details of Combined Statement of Stockholders' Equity                      20

                       HEARD, McELROY & VESTAL, L.L.P.
                         CERTIFIED PUBLIC ACCOUNTANTS
                           MEMBER AMERICAN INSTITUTE
                        OF CERTIFIED PUBLIC ACCOUNTANTS

               720 TRAVIS STREET                  2285 BENTON ROAD
              POST OFFICE BOX 1607                   SUITE B-100
             SHREVEPORT, LA 71165              BOSSIER CITY, LA 71111
            TELEPHONE (318) 221-0151           TELEPHONE (318) 747-7510
                            FACSIMILE (318) 425-4070


GILBERT R. SHANLEY, JR., C.P.A., A.P.C.           O. PATRICK AVINGER, JR., C.P.A. (RET.)
C. CODY WHITE, JR., C.P.A., A.P.C.                WILLIAM E. ALLEN, C.P.A. (RET.)
J. PETER GAFFNEY, C.P.A., A.P.C.
SPENCER BERNARD, Jr., C.P.A.                      S. BERTON HEARD, C.P.A. (1986)
WILLIAM L. HIGHTOWER, C.P.A.                      EDWARD N. ATKINSON, C.P.A. (1981)
H. Q. GAHAGAN, JR., C.P.A., A.P.C.                CHARLES E. VESTAL, C.P.A. (1990)
GERALD W. HEDGCOCK, JR., C.P.A., A.P.C.
TIM B. NIELSEN, C.P.A.
JOHN W. DEAN, C.P.A., A.P.C.
JAMES D. DEAN, C.P.A., A.P.C.
MICHAEL P. AMEEN, C.P.A.
MARK D. ELDREDGE, C.P.A.


                                 March 3, 1994


The Board of Directors
Specialty Oil Company, Inc., I
Specialty Oil Company, Inc., II
Specialty Oil Company, Inc., III
Specialty Oil Company, Inc., IV
Westland Oil Company, Inc.
Shreveport, Louisiana

                          INDEPENDENT AUDITOR'S REPORT

We have audited the accompanying combined balance sheets of Specialty Oil Company, Inc., I, Specialty Oil Company, Inc., II, Specialty Oil Company Inc., III, Specialty Oil Company, Inc., IV and Westland Oil Company, Inc. at December 25, 1993 and December 26, 1992, and the related combined statements of income, stockholders' equity and cash flows for the years then ended.
These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Specialty Oil Company, Inc., I, Specialty Oil Company, Inc., II, Specialty Oil Company, Inc., III, Specialty Oil Company, Inc., IV and Westland Oil Company, Inc. at December 25, 1993 and December 26, 1992, and the combined results of their operations and their combined cash flows for the years then ended in conformity with generally accepted accounting principles.

Note 14 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.

                                    /s/ Heard, McElroy & Vestal

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                           COMBINED BALANCE SHEETS AT

                    DECEMBER 25, 1993 AND DECEMBER 26, 1992


               A S S E T S                                       1993          1992
CURRENT ASSETS:
 Cash                                                       4,048,834     3,773,605
 Cash-restricted-Note 10                                      733,491     1,259,100
 Receivables:
   Trade-Notes 5 and 6                                     24,930,311    22,140,993
   Related-Note 17                                            151,123        75,016
   Notes-Note 3                                               224,395       314,117
   Other                                                      968,983     1,045,768
   LESS-allowance for doubtful accounts                       291,442       233,764
                                                           ----------    ----------
     Net receivables                                       25,983,370    23,342,130
 Investments                                                    5,026         5,026
 Inventory-Notes 4 and 6                                   17,903,851    15,604,952
 Prepaid expenses                                             529,511     1,468,370
                                                           ----------    ----------
     Total current assets                                  49,204,083    45,453,183

FIXED ASSETS:-Note 6
 Land                                                         417,995       385,413
 Buildings                                                  1,367,098     1,367,098
 Leasehold improvements                                     2,563,411     2,217,382
 Machinery and equipment                                   19,489,380    17,062,446
 Trucks and trailers                                        6,497,819     5,074,818
 Automobiles                                                  419,162       395,507
 Furniture and fixtures                                     1,546,756     1,370,427
 Construction in progress-Note 11                           1,358,511       172,243
                                                           ----------    ----------
                                                           33,660,132    28,045,334
 LESS-accumulated depreciation                             15,317,699    12,402,397
                                                           ----------    ----------
     Net fixed assets                                      18,342,433    15,642,937

GOODWILL-NET OF AMORTIZATION                                  277,975       286,399

OTHER ASSETS:
 Other investments-Notes 13 and 16                          1,793,870     1,341,030
 Other assets, at cost-Note 3                                 483,503       320,309
                                                           ----------    ----------
     Total other assets                                     2,277,373     1,661,339
                                                           ----------    ----------

Total assets                                               70,101,864    63,043,858
                                                           ==========    ==========


   The accompanying notes are an integral part of the financial statements.

     LIABILITIES AND STOCKHOLDERS' EQUITY                        1993          1992
CURRENT LIABILITIES:
 Notes payable to banks-Note 5                                   -       11,310,419
 Notes payable related parties-Note 5                         500,000       600,000
 Current portion of long-term debt-Note 6                     778,164     1,768,641
 Accounts payable:
   Trade                                                   19,004,702    23,453,680
 Accrued expenses                                           1,457,556     1,355,553
 Taxes payable, other than income taxes                       620,654       506,917
                                                           ----------    ----------
     Total current liabilities                             22,361,076    38,995,210

LONG-TERM DEBT, LESS CURRENT PORTION-Note 6                25,227,115     6,395,873
                                                           ----------    ----------
     Total liabilities                                     47,588,191    45,391,083

STOCKHOLDERS' EQUITY:
 Common stock:
   Specialty Oil Company, Inc., I-$100 par value.
     Authorized 1,000 shares; issued and outstanding
     1,101 shares                                             110,100       110,100
   Specialty Oil Company, Inc., II-$1 par value.
     Authorized 100,000 shares; issued and outstanding
     290 shares                                                   200           200
   Specialty Oil Company, Inc., III-$1 par value.
     Authorized 1,000 shares; issued and outstanding
     1,000 shares                                                  -             -
   Specialty Oil Company, Inc., IV-$1 par value.
     Authorized 1,000 shares; issued and outstanding-none          -             -
   Westland Oil Company, Inc.-no par value.
     Authorized 250,000 shares; issued and outstanding
     147,000 shares                                                 2             2
 Preferred stock:
   Westland Oil Company, Inc.-no par value.
   Authorized 100,000 shares; none issued                           -             -
 Additional paid-in capital                                 3,162,190     3,162,190
 Retained earnings                                         19,241,181    14,380,283
                                                           ----------    ----------
     Total stockholders' equity                            22,513,673    17,652,775
                                                           ----------    ----------

Total liabilities and stockholders' equity                 70,101,864    63,043,858
                                                           ==========    ==========

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

               COMBINED STATEMENTS OF INCOME FOR THE YEARS ENDING

                    DECEMBER 25, 1993 AND DECEMBER 26, 1992


                                                                1993          1992
                                                                ----          ----
NET SALES                                                303,327,613   245,907,806

COST OF SALES                                            245,727,115   200,503,820
                                                         -----------   -----------

GROSS PROFIT                                              57,600,498    45,403,986

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES              49,261,604    38,979,047
                                                         -----------   -----------

OPERATING INCOME                                           8,338,894     6,424,939

OTHER INCOME (DEDUCTIONS):
 Interest expense                                         (1,936,257)   (1,652,701)
 Miscellaneous-Note 12                                     1,267,180     1,106,391
                                                         -----------   -----------
                                                           (669,077)     (546,310)
                                                         -----------   -----------

NET INCOME                                                 7,669,817     5,878,629
                                                         ===========   ===========

   The accompanying notes are an integral part of the financial statements.

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

              COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE YEARS

                 ENDING DECEMBER 25, 1993 AND DECEMBER 26, 1992




                                   Common Stock
                       ------------------------------------------------------------
                          Specialty      Specialty      Specialty       Specialty
                        Oil Company,    Oil Company,   Oil Company,    Oil Company,
                          Inc., I         Inc., II      Inc., III       Inc., IV
                        ------------    ------------   ------------    ------------
BALANCE-DECEMBER 28, 1991     110,100            200            -               -

Issuance of 1,000 shares
 common stock-Specialty
 Oil Company, Inc., III           -               -             -               -

Distribution to stockholders

Net income-1992                   -               -             -               -
                              -------           ----           ----            ----

BALANCE-DECEMBER 26, 1992     110,100            200            -               -

Distribution to stockholders      -               -             -               -

Net income-1993                   -               -             -               -
                              -------           ----           ----            ----

BALANCE-DECEMBER 25, 1993     110,100            200            -               -
                              =======           ====           ====            ====

The accompanying notes are an integral part of the financial statements.

               Common Stock
               -------------      Additional                           Total
               Westland Oil         Paid-In          Retained      Stockholders'
               Company, Inc.       Capital           Earnings         Equity
               -------------      ----------        ----------     -------------
                          2        3,162,190       10,073,873         13,346,365



                        -               -                 -                  -

                        -               -          (1,572,219)        (1,572,219)

                        -               -           5,878,629          5,878,629
                       ----        ---------       ----------         ----------
                          2        3,162,190       14,380,283         17,652,775

                        -               -          (2,808,919)        (2,808,919)

                        -               -           7,669,817          7,669,817
                       ----        ---------       ----------         ----------
                          2        3,162,190       19,241,181         22,513,673
                       ====        =========       ==========         ==========

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

               COMBINED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDING

                    DECEMBER 25, 1993 AND DECEMBER 26, 1992


                                                              1993            1992
                                                              ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                              7,669,817       5,878,629
 Adjustments to reconcile net income to net
   cash provided by operating activities:
     Depreciation                                        2,839,319       2,457,457
     Amortization                                          131,515          53,423
     Loss (gain) on sale of fixed assets                   (32,181)         11,929
     Equity in earnings of investments                      (2,521)        (40,387)
     Net change in allowance for bad debts                  57,678          85,692
     (Increase) in accounts receivable-trade and other  (2,712,533)    (10,200,472)
     (Increase) in inventory                            (2,298,899)     (6,548,492)
     (Increase) decrease in prepaid expenses               938,859      (1,120,766)
     (Increase) decrease in other assets                    99,171         (15,825)
     Increase (decrease) in accounts payable            (3,923,369)     12,951,013
     Increase in accrued expenses                          102,003         717,496
     Increase in taxes payable, other than income taxes    113,737         389,577
                                                       -----------     -----------
       Total adjustments                                (4,687,221)     (1,259,355)
                                                       -----------     -----------
       Net cash provided by operating activities         2,982,596       4,619,274

CASH FLOWS FROM INVESTING ACTIVITIES:
 Purchase of fixed assets                               (5,707,700)     (9,538,792)
 Proceeds from sale of fixed assets                         77,975          28,703
 Purchase of 50% interest in partnership                  (450,319)         (7,500)
 Funds loaned to stockholder and related parties          (413,488)        (75,016)
 Payment received on notes receivable                      164,738         298,219
 Purchase of non-compete agreement                              -         (300,000)
                                                       -----------     -----------
       Net cash (used) by investing activities          (6,328,794)     (9,594,386)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Proceeds from long-term debt                           40,718,127       7,422,703
 Payment on notes payable-related parties                 (100,000)       (100,000)
 Payments on long-term debt                            (22,877,362)     (1,210,489)
 Net increase (decrease) in short-term borrowings      (11,310,419)      2,610,419
 Cash distributions to stockholders                     (2,808,919)     (1,572,219)
                                                       -----------     -----------
       Net cash provided (used) by financing activities  3,621,427       7,150,414
                                                       -----------     -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS                  275,229       2,175,302

CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR           3,773,605       1,598,303
                                                       -----------     -----------

CASH AND CASH EQUIVALENTS AT END OF YEAR                 4,048,834       3,773,605
                                                       ===========     ===========



   The accompanying notes are an integral part of the financial statements.

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                    DECEMBER 25, 1993 AND DECEMBER 26, 1992



 1. NATURE OF OPERATIONS.

    The companies are engaged in the packaging and distribution of motor oil and related products, primarily private label lubricants. The companies have locations in Louisiana, Arkansas, Mississippi, Alabama, Texas and New Mexico. The companies also have an environmental division, Specialty Environmental Services (SES). SES collects, transport, test and recycles used products: lubricants, antifreeze, brake fluid, and used motor oil filters. None of the products are considered hazardous materials.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    PRINCIPLES OF COMBINATION

    The combined financial statements include the accounts of Specialty Oil Company, Inc., I, Specialty Oil Company, Inc., II, Specialty Oil Company, Inc., III (refer to Note 15), Specialty Oil Company, Inc., IV (refer to
    Note 17) and Westland Oil Company, Inc. (previously Westland Capital Corporation). The financial statements of the companies are combined due to the controlling ownership of the companies by two individuals and the related operations of the companies. All significant intercompany transactions have been eliminated.

    FISCAL YEAR

    The companies' fiscal year is a 52 week year ending on the Saturday of the 52nd week.

    ALLOWANCE FOR DOUBTFUL ACCOUNTS

    The companies follow the method of providing allowances for doubtful receivables based upon historical collection experience.

    INVENTORY

    Inventory is stated at the lower of cost or market on the last-in, first-out
    (LIFO) method.

    GOODWILL

    Goodwill is being amortized over a forty year period. The goodwill is the excess cost paid over book value of assets acquired from Westland Oil Company, Inc. by Westland Oil Company, Inc. (previously Westland Capital Corporation).

    NON-COMPETE AGREEMENT

    The non-compete agreement is being amortized over five years. This agreement was obtained in the purchase of Specialty Oil Company, Inc., III. The unamortized balance at December 25, 1993 was $195,000.

    RECEIVABLES

    The companies sell products in the states described in Note 1 to a diverse base of customers.

    FIXED ASSETS AND DEPRECIATION

    Fixed assets are carried at cost. Expenditures for replacements are capitalized and the replaced items are retired. Maintenance and repairs are charged to operations as incurred. Gains and losses from the sale of fixed assets are included in income. Depreciation is calculated on the straight-line basis utilizing the following estimated useful lives:

         Buildings                                              32 years
         Leasehold improvements                                 5 to 15 years
         Machinery and equipment                                5 to 10 years
         Trucks and trailers                                    4 to 6 years
         Automobiles                                            3 years
         Furniture and fixtures                                 5 to 10 years

    FEDERAL INCOME TAXES

    The companies elected taxation under the IRC Subchapter S effective for the tax year 1987; thus, the companies pay no federal or state income taxes. The income is taxed at the individual shareholder level for federal and state income tax purposes.

    CASH EQUIVALENTS

    For purposes of the statement of cash flows, the companies consider all debt instruments purchased with a maturity of three months or less to be cash equivalents, except restricted cash.

 3. NOTES RECEIVABLE.

    Notes receivable at December 25, 1993 and December 26, 1992 consists of the following:

                                                               1993         1992
                                                               ----         ----
    *L. D. Myatt, interest at 8%-due on demand, unsecured   224,395      314,117
    Insurance trusts-stockholders, secured by insurance
    proceeds                                                262,365         -
                                                            -------      -------
                                                            486,760      314,117
    Portion classified as current                           224,395      314,117
                                                            -------      -------
    Long-term portion (included in other assets)            262,365         -
                                                            =======      =======

    *Stockholder of company.


 4. INVENTORY.

    If the first-in, first-out (FIFO) method of accounting had been used by the companies, inventories would have been $216,751 and $315,059 higher than reported at December 25, 1993 and December 26, 1992. Inventories consist of the following:

                                                            1993         1992
                                                            ----         ----
    Finished goods                                    13,076,973   11,757,493
    Bulk oil                                           2,914,748    2,578,117
    Containers and labels                              2,128,881    1,584,401
    LIFO reserve                                        (216,751)    (315,059)
                                                      ----------   ----------
         Total                                        17,903,851   15,604,952
                                                      ==========   ==========


5.  NOTES PAYABLE TO BANKS.

    Notes payable to banks at December 26, 1992 consist of the following:

                                                             1993         1992
                                                             ----         ----
    To:  Premier Bank, Shreveport, Louisiana, due 6-30-93    -       4,208,528

    Commercial National Bank, Shreveport, Louisiana, due
      6-30-93                                                -       5,260,657

    Deposit Guaranty National Bank, due 6-30-93              -       1,841,234
                                                            ---     ----------
                                                             -      11,310,419
                                                            ===     ==========

    The company (SOC-II) has a note payable to Crystal-Clean South (a related party) for $500,000 and $600,000 at December 25, 1993 and December 26, 1992, respectively. The note is unsecured, due upon demand and bears interest at prime. Refer to Note 13 for further details.

 6. LONG-TERM DEBT.

    Long-term debt consists of the following at December 25, 1993 and December 26, 1992:

                                                                       1993         1992
                                                                       ----         ----
    To:  Castrol, Inc., various notes payable in monthly installments
      over five and ten year periods, collateralized by equipment     4,972        4,972

    Quaker State, note due in quarterly installments of $1,333.34
      including interest at 8 1/4%, collateralized by equipment        -           1,600

    Hibernia National Bank, note payable in monthly installments of $26,977.08 including interest at 10.5%, collateralized
      by equipment                                                  441,141      702,486

    Other-related party-insurance notes                             100,510         -

    Commercial National Bank, various notes, payable in monthly installments of $12,041.65 plus interest at CNB prime,
      collateralized by various transportation equipment               -         104,581

    Quaker State, various notes, payable in monthly installments,
      five to eight years, collateralized by equipment               32,433       30,595

    Commercial National Bank, various notes, payable in monthly installments of $5,083.83 plus interest ranging from 1/2%
      over CNB prime to CNB prime, collateralized by various
      transportation equipment                                       24,458       85,465

    Commercial National Bank, note payable in 84 monthly
      installments of $5,095.23 plus interest at CNB prime,
      collateralized by blow molding equipment                      275,143      336,286

 6. LONG-TERM DEBT.   (Continued)                                      1993         1992
                                                                       ----         ----
    Concord Commercial Corporation, notes payable in
      monthly installments of $35,854.32 including
      interest at 8.25%, collateralized by equipment              2,018,877    2,270,235

    Commercial National Bank, various notes, payable
      in monthly installments of $3,773.34 plus
      interest at New York prime, plus 1%, collater-
      alized by various transportation equipment                    107,745      128,294

    Diamond Shamrock, note payable in quarterly install-
      ments of $250,000 plus interest at 1% over Chemical
      Bank prime, collateralized by fixed assets of
      Specialty Oil Company, Inc., III                                 -       4,500,000

    *Premier Bank, Commercial National Bank, Shreveport,
      Louisiana and Rabobank, New York, New York-line
      of credit note shared equally; matures June 30, 1996,
      interest varies based upon prime rate of London,
      England interbank market                                   23,000,000         -
                                                                 ----------    ---------
                                                                 26,005,279    8,164,514
    LESS-current portion of long-term debt                          778,164    1,768,641
                                                                 ----------    ---------

    Long-term debt                                               25,227,115    6,395,873
                                                                 ==========    =========

    Long-term debt maturing in the next five years is as follows:

                       1994                                 778,164
                       1995                                 590,499
                       1996                              23,389,946
                       1997                                 416,547
                       1998                                 413,976

    The book value of fixed assets pledged as collateral on the above notes is $3,139,893 and $9,218,679 at December 25, 1993 and December 26, 1992,
    respectively. Interest expense paid in 1993 was $1,936,257 and in 1992 was $1,587,173.

    *The companies entered into an agreement with these three banks. The banks have agreed to provide funds based upon accounts receivable and inventory limited to an amount not to exceed $30,000,000. The loans are secured by the companies' inventory, receivables and certain fixed assets. In regard to this agreement, the companies and major stockholders entered into certain loan covenants in regard to financial ratios, borrowings, distributions and salaries and other such restrictions and covenants as contained in the agreement of June 25, 1993. As of December 25, 1993, the companies were in compliance with the various loan restrictions and covenants.

    The total line of credit for the above three banks is $30,000,000. The unused portion of the line at December 25, 1993 is $7,000,000.

 7. LEASES.

    The companies have in effect long-term leases on real estate. Rentals for 1993 and 1992 were $2,315,452 and $2,410,347, respectively and are included in the statement of income. The companies do not have the right to sublet the leased premises and there are not any bonus rentals provided for in the leases.

    Rental commitments on long-term leases with related and outside parties are detailed below:

                                 Related Party      Outside
                                    Leases           Leases         Total
                                 -------------      -------         -----
         1994                        1,686,880      458,466     2,145,346
         1995                        1,581,380      447,406     2,028,786
         1996                        1,481,480      240,580     1,722,060
         1997                        1,252,478      195,980     1,448,458
         1998                        1,244,004      185,557     1,428,561
         1999-2000 (end of lease)    1,386,504      630,106     2,016,610
                                     ---------    ---------    ----------
         Total                       8,632,726    2,157,095    10,789,821
                                     =========    =========    ==========


    The above leases on land and buildings are leased to various companies noted herein for various locations. The real estate is being leased from two partnerships (refer to Note 14). The partners of the partnership are also the major stockholders of the combined companies.

    The companies have leases with various nonrelated parties for buildings, primarily in Texas for Specialty Oil Company, Inc., III. The lease commitments for these are detailed above. Total rentals paid to outside parties was $555,238 in 1993 and $444,332 in 1992.

 8. PROFIT SHARING PLAN.

    The companies have a profit sharing plan covering all employees meeting certain age and service requirements. The companies' contributions are discretionary with the Board of Directors determining the amount, if any. The contribution for the years ending December 25, 1993 and December 26, 1992 was $250,000 and $120,000, respectively.

 9. RELATED PARTY TRANSACTIONS.

    Related party transactions are detailed in other notes to the financial statements. Refer to Notes 3, 7, 12, 13 and 14 for details of transaction with related parties.

10. SELF INSURANCE.

    The companies' medical insurance is provided through a self insured program. The companies deposit the required monthly premiums in a separate bank account to fund the insurance. At December 25, 1993 and December 26, 1992, cash in the amount of $733,491 and $1,259,100 is restricted to the self insured insurance program.

11. CONSTRUCTION IN PROGRESS.

    The amount in construction in progress represents payments made as of December 25, 1993 on equipment. The projects are to be completed by May, 1994. The estimated cost to complete is approximately $1,000,000.

12. MISCELLANEOUS INCOME.

    Miscellaneous income consists of the following at December 25, 1993, and December 26, 1992:

                                                    1993
                       ------------------------------------------------------------
                                 Specialty     Specialty    Specialty      Westland
                                    Oil           Oil          Oil            Oil
                       Combined  Company-I   Company-II*  Company-III**     Company
                       --------  ---------   -----------  -------------    --------
   Interest              37,665        -           37,618            47        -
   Royalty                  199         199          -             -           -
   Other                663,084      58,506       363,866       173,032      67,680
   Management fees-
   related companies    225,276        -          225,276          -           -
   Contract packaging     9,614        -             -             -          9,614
   Laboratory services  412,844        -             -             -        412,844
                      ---------      ------       -------       -------     -------
         Total***     1,348,682      58,705       626,760       173,079     490,138
                      =========      ======       =======       =======     =======

                                                    1992
                       ------------------------------------------------------------
                                 Specialty     Specialty     Specialty     Westland
                                    Oil           Oil           Oil           Oil
                       Combined   Company-I   Company-II*   Company-III     Company
                       --------   ---------   -----------   -----------     -------

   Interest              39,318        -           39,318          -           -
   Royalty                  279         179           100          -           -
   Other                630,414      48,525       233,538       287,068      61,283
   Management fees-
   related companies    130,380        -          130,380          -           -
   Contract packaging    43,006        -             -             -         43,006
   Laboratory services  262,994        -             -             -        262,994
                      ---------      ------       -------       -------     -------
         Total        1,106,391      48,704       403,336       287,068     367,283
                      =========      ======       =======       =======     =======

     *Excludes management fees received from other corporations of $4,218,148 in 1993 and $3,948,313 in 1992 which are eliminated during combination.

    **Excludes rent paid to WOC in 1993 for $300,000.

   ***Excludes equity in losses of SOC, IV of $81,502.

13. INVESTMENTS.

    The company (SOCII) has a fifty percent (50%) ownership interest in the following companies at December 25, 1993 and December 26, 1992.

                                                     1993          1992
                                                     ----          ----
     Myatt-Brooks, Inc. (a corporation) 50%
       ownership-(equity in earnings $451,784-
       1993 and $387,345-1992)                    508,581       444,142

     Crystal-Clean South (a partnership) 50%
       ownership-(equity in loss $74,184-
       1993 and $93,403-1992)                     925,816       906,598
                                                ---------     ---------
            Total                               1,434,397     1,350,740
                                                =========     =========

   The Myatt-Brooks interest was acquired in July, 1986 and the Crystal-Clean South was acquired in June, 1991. Both are accounted for under the equity method of accounting for investments. Income from Myatt-Brooks of $64,439 and $90,149 and income of $19,218 and a loss of ($32,552) from Crystal-Clean South are included in other income for 1993 and 1992, respectively.

    Condensed financial information for the above companies is presented below for 1993 based upon UNAUDITED FINANCIAL information for Myatt-Brooks and audited financial statements for Crystal-Clean South (CCS). Our unqualified opinion on the complete financial statements of CCS was dated March 9, 1994 and the below information is fairly stated in relation to those statements.

                                                                         Audited
                                                        Unaudited        Crystal-
         BALANCE SHEET                                Myatt-Brooks      Clean South
                                                      ------------      -----------
    Current assets (includes $1,000,000 notes
      receivable from partners for Crystal-Clean South)  2,585,483        1,504,174
    Fixed assets                                           494,643          481,111
    Other assets                                               660            _
                                                        ----------        ---------
    Total assets                                         3,080,786        1,985,285
                                                        ==========        =========

         LIABILITIES AND EQUITY

    Current liabilities                                  2,009,115          134,771
    Long-term debt                                          36,580             -
    Stockholders' equity                                 1,035,091             -
    Partners' equity                                          -           1,850,514
                                                        ----------        ---------
    Total liabilities and equity                         3,080,786        1,985,285
                                                        ==========        =========

         STATEMENTS OF OPERATIONS

    Sales                                               17,515,342        2,032,936
    Cost of sales                                       15,151,235        1,300,830
                                                        ----------        ---------
         Gross profit                                    2,364,107          732,106

    Selling, general and administrative expenses         2,234,406          919,242
    Other income (expense)                                    (823)         225,573
                                                        ----------        ---------
    Net income                                             128,878           38,437
                                                        ==========        =========

14. ADDITIONAL INFORMATION. (UNAUDITED-NOT COVERED BY AUDITOR'S REPORT)

    The companies lease land and buildings from two partnerships as further detailed in Note 7. The partnership only leases land and buildings to the companies. The two partners of the partnership are also the major stockholders of the companies. Summarized below are the condensed balance sheets and statements of operations of the partnerships as of December 31, 1993. This information was provided by management and is on the income tax basis of accounting.

                                                                          Myatt
                                                                        Investment
                                                       Moon Realty        Company
         BALANCE SHEET                             (A Partnership)  (A Partnership)
                                                   ---------------  ---------------
    Current assets                                          54,096           13,442
    Land, buildings and equipment-net                    6,743,835          563,313
    Other assets                                           549,448            5,907
                                                         ---------          -------
    Total assets                                         7,347,379          582,662
                                                         =========          =======

14. ADDITIONAL INFORMATION. (UNAUDITED-NOT COVERED BY AUDITOR'S REPORT) (Continued)

         LIABILITIES AND PARTNERS' EQUITY

    Long-term debt                                       5,303,436              375
    Partners' equity                                     2,043,943          582,287
                                                         ---------          -------
    Total liabilities and partners' equity               7,347,379          582,662
                                                         =========          =======

         STATEMENTS OF OPERATIONS

    Rental income                                        1,905,467          156,550
    Interest income                                           -              47,662
    Interest expense                                       644,907           16,326
    Depreciation expense                                   591,658           38,394
    Other                                                  127,457           38,630
                                                         ---------          -------
    Net income                                             541,445          110,862
                                                         =========          =======

15. SPECIALTY OIL COMPANY, INC., III.
    The companies entered into an agreement in 1991 to purchase Industrial Lubricants Company (ILC) located in San Antonio, Texas with nine branches located in various cities in Texas. The purchase was completed in March, 1992. The assets of ILC were transferred to Specialty Oil Company, Inc.,
    III. The purchase price was $18,264,108 and was financed by notes from the seller of approximately $8,700,000 and cash from Specialty Oil Company of approximately $9,600,000. The Company purchased primarily inventory, fixed assets and net receivables. Of the monies borrowed from the seller, $4,500,000 is still outstanding at December 26, 1992. The Company operated for nine months in 1992 and its operations are included in the income statement. The Company operated the entire year in 1993. A condensed summary of the Company's balance sheet and income statement at December 26, 1992 is presented below:

         BALANCE SHEET
    Current assets                                                      13,937,751
    Fixed assets                                                         4,923,041
    Other                                                                    1,105
                                                                        ----------
    Total assets                                                        18,861,897
                                                                        ==========

         LIABILITIES AND STOCKHOLDERS' (DEFICIT)

    Current liabilities                                                 15,453,907
    Long-term debt                                                       3,527,673
    Stockholders' (deficit)                                               (119,683)
                                                                        ----------
    Total liabilities and stockholders' (deficit)                       18,861,897
                                                                        ==========
         STATEMENT OF INCOME

    Sales                                                               76,881,065
    Cost of sales                                                       68,373,287
                                                                        ----------
    Gross profit                                                         8,507,778
    Operating expenses                                                   8,104,536
    Other expenses                                                         522,925
                                                                        ----------
    Net (loss)                                                            (119,683)
                                                                        ==========

16. SPECIALTY OIL COMPANY, INC., IV.
    Specialty Oil Company, Inc., IV (SOC IV) is a holding company. The company presently has an interest in two partnerships. It owns a 50% interest in each. The partnerships are Specialty Oil-Partnership and Gilco Lubricants. Specialty partnership operates a distribution center in Atlanta, Georgia. Gilco operates a distribution center and packaging of motor oil similar to the Specialty Oil Companies. Gilco is located in Fort Worth, Texas.

    The investments in the partnerships at December 25, 1993 and December 26, 1992 are as follows:

                                                              1993             1992
                                                              ----             ----
         Specialty Oil-partnership (equity in
            (loss) of ($210,283)-1993 and
            ($17,210)-1992)                              (202,783)          (9,710)
         Gilco-(equity in earnings of $111,937-1993)      562,256              -
                                                         --------           ------
             Total                                        359,473           (9,710)
                                                         ========           ======


    A condensed summary of the partnerships' balance sheet and income statement at December 25, 1993 is presented below based upon audited financial statements. Our unqualified opinion on the complete financial statements of Specialty Oil (a partnership) and Gilco Lubricants was dated March 9, 1994 and the below information is fairly stated in relation to those statements. Specialty Oil (a partnership) operated for twelve months. Gilco Lubricants operated for seven months.

                                                       Audited             Audited
                                                      Specialty             Gilco
         BALANCE SHEET                             Oil Partnership       Lubricants
                                                   ---------------       ----------
    Current assets                                       1,663,041        1,601,853
    Fixed assets                                           231,792           32,464
                                                         ---------        ---------
    Total assets                                         1,894,833        1,634,317
                                                         =========        =========

         LIABILITIES AND PARTNERS' EQUITY (DEFICIT)

    Current liabilities                                    764,727          509,804
    Long-term debt                                       1,535,673              -
    Partners' equity (deficit)                            (405,567)       1,124,513
                                                          --------        ---------
    Total liabilities and partners' equity (deficit)     1,894,833        1,634,317
                                                         =========        =========

         STATEMENT OF INCOME

    Sales                                                7,265,399        4,366,333
    Cost of sales                                        6,299,539        3,615,909
                                                         ---------        ---------
    Gross profit                                           965,860          750,424
    Operating expenses                                   1,416,021          527,044
    Other income                                            64,014              495
                                                         ---------        ---------
    Net income (loss)                                     (386,147)         223,875
                                                         =========        =========

17. ACCOUNTS RECEIVABLE-RELATED PARTIES.
    Accounts receivable-related parties are in regard to tax distributions made during the year to the stockholders of SOC-III. The distributions were based upon financial accounting income. After year end, it was determined, due to the tax depreciation adjustment, that the stockholders did not have sufficient tax basis to receive them. Thus, an accounts receivable was set up at December 26, 1993 totaling $151,123 and at December 26, 1992, totaling $75,016.

                          OTHER FINANCIAL INFORMATION

                       HEARD, McELROY & VESTAL, L.L.P.
                         CERTIFIED PUBLIC ACCOUNTANTS
                           MEMBER AMERICAN INSTITUTE
                        OF CERTIFIED PUBLIC ACCOUNTANTS

               720 TRAVIS STREET                  2285 BENTON ROAD
              POST OFFICE BOX 1607                   SUITE B-100
             SHREVEPORT, LA 71165              BOSSIER CITY, LA 71111
            TELEPHONE (318) 221-0151           TELEPHONE (318) 747-7510
                            FACSIMILE (318) 425-4070


GILBERT R. SHANLEY, JR., C.P.A., A.P.C.           O. PATRICK AVINGER, JR., C.P.A. (RET.)
C. CODY WHITE, JR., C.P.A., A.P.C.                WILLIAM E. ALLEN, C.P.A. (RET.)
J. PETER GAFFNEY, C.P.A., A.P.C.
SPENCER BERNARD, Jr., C.P.A.                      S. BERTON HEARD, C.P.A. (1986)
WILLIAM L. HIGHTOWER, C.P.A.                      EDWARD N. ATKINSON, C.P.A. (1981)
H. Q. GAHAGAN, JR., C.P.A., A.P.C.                CHARLES E. VESTAL, C.P.A. (1990)
GERALD W. HEDGCOCK, JR., C.P.A., A.P.C.
TIM B. NIELSEN, C.P.A.
JOHN W. DEAN, C.P.A., A.P.C.
JAMES D. DEAN, C.P.A., A.P.C.
MICHAEL P. AMEEN, C.P.A.
MARK D. ELDREDGE, C.P.A.

                                 March 3, 1994




The Board of Directors
Specialty Oil Company, Inc., I
Specialty Oil Company, Inc., II
Specialty Oil Company, Inc., III
Specialty Oil Company, Inc., IV
Westland Oil Company, Inc.


Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The details of combined balance sheet, statement of income and stockholders' equity are presented for purposes of additional analysis and are not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.

                                              /s/ Heard, McElroy & Vestal

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                       DETAILS OF COMBINED BALANCE SHEET

                               DECEMBER 25, 1993

         A S S E T S                                      Combined     Eliminations
                                                          --------     ------------
CURRENT ASSETS:
    Cash                                                 4,048,834             -
    Cash-restricted                                        733,491             -
    Receivables:
         Trade                                          24,930,311             -
         Related parties                                   151,123     (15,398,576)
         Notes                                             224,395             -
         Other                                             968,983             -
                                                        ----------     -----------
                                                        26,274,812     (15,398,576)
         LESS-allowance for doubtful accounts              291,442             -
                                                        ----------     -----------
            Net receivables                             25,983,370     (15,398,576)
    Investments                                              5,026             -
    Inventory                                           17,903,851             -
    Prepaid expenses                                       529,511             -
                                                        ----------     -----------
            Total current assets                        49,204,083     (15,398,576)

FIXED ASSETS:
    Land                                                   417,995             -
    Buildings                                            1,367,098             -
    Leasehold improvements                               2,563,411             -
    Machinery and equipment                             19,489,380             -
    Trucks and trailers                                  6,497,819             -
    Automobiles                                            419,162             -
    Furniture and fixtures                               1,546,756             -
    Construction in progress                             1,358,511             -
                                                        ----------     -----------
                                                        33,660,132             -
    LESS-accumulated depreciation                       15,317,699             -
                                                        ----------     -----------
            Net fixed assets                            18,342,433             -

GOODWILL, NET OF AMORTIZATION                              277,975             -

OTHER ASSETS:
    Other investments                                    1,793,870             -
    Other assets, at cost                                  483,503             -
                                                        ----------     -----------

Total assets                                            70,101,864     (15,398,576)
                                                        ==========     ===========

            Specialty     Specialty          Specialty     Specialty       Westland
               Oil           Oil                Oil           Oil            Oil
            Company,       Company,           Company,      Company,       Company,
            Inc., I        Inc., II           Inc., III     Inc., IV        Inc.
            ---------     ---------          ----------    ---------       -------
             347,835      2,517,349            773,719          -           409,931
             733,491           -                  -             -              -

           2,296,931     15,687,765          6,908,647          -            36,968
           3,121,568      5,941,700            151,123          -         6,335,308
                -           224,395               -             -              -
              36,486        337,716            202,901          -           391,880
           ---------     ----------         ----------       -------     ----------
           5,454,985     22,191,576          7,262,671          -         6,764,156
              20,442        152,171            118,829          -              -
           ---------     ----------         ----------       -------     ----------
           5,434,543     22,039,405          7,143,842          -         6,764,156
                -             5,026               -             -              -
           1,765,064      1,345,697          5,690,768          -         9,102,322
              69,058        131,480            153,874          -           175,099
           ---------     ----------         ----------       -------     ----------
           8,349,991     26,038,957         13,762,203          -        16,451,508


                -              -               321,695          -            96,300
                -              -             1,367,098          -              -
              52,421        400,673            461,158          -         1,649,159
           1,419,685      2,530,261          2,961,827          -        12,577,607
           1,790,246      3,152,430          1,246,705          -           308,438
                -           368,262              3,373          -            47,527
              78,072        925,818            161,523          -           381,343
                -            17,559            118,111          -         1,222,841
           ---------     ----------         ----------       -------     ----------
           3,340,424      7,395,003          6,641,490          -        16,283,215
           2,234,180      4,395,290          1,265,985          -         7,422,244
           ---------     ----------         ----------       -------     ----------
           1,106,244      2,999,713          5,375,505          -         8,860,971

                -              -                  -             -           277,975


                -         1,434,397               -          359,473           -
               2,502        118,537            162,611          -           199,853
           ---------     ----------         ----------       -------     ----------

           9,458,737     30,591,604         19,300,319       359,473     25,790,307
           =========     ==========         ==========       =======     ==========


                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                       DETAILS OF COMBINED BALANCE SHEET

                               DECEMBER 25, 1993

         LIABILITIES AND STOCKHOLDERS' EQUITY                 Combined   Eliminations
                                                              --------   ------------
CURRENT LIABILITIES:
    Notes payable related parties                              500,000         -
    Current portion of long-term debt                          778,164         -
    Accounts payable:
         Trade                                              19,004,702         -
         Related parties                                          -      15,398,576
    Accrued expenses                                         1,457,556         -
    Taxes payable, other than income taxes                     620,654         -
                                                            ----------   ----------
         Total current liabilities                          22,361,076   15,398,576

Long-term debt, less current portion                        25,227,115         -
                                                            ----------   ----------

         Total liabilities                                  47,588,191   15,398,576
                                                            ----------   ----------

STOCKHOLDERS' EQUITY:
Common stock:
    Specialty Oil Company, Inc., I-$100 par value.
      Authorized 1,000 shares; issued and outstanding
      1,101 shares                                             110,100         -
    Specialty Oil Company, Inc., II-$1 par value.
      Authorized 100,000 shares; issued and outstanding
      290 shares                                                   200         -
    Specialty Oil Company, Inc., III-$1 par value.
      Authorized 1,000 shares; issued and outstanding
      1,000 shares                                                -            -
    Specialty Oil Company, Inc., IV-par value.  Authorized
      $1,000 shares; issued and outstanding-none                  -            -
    Westland Oil Company, Inc.-no par value.  Authorized
      250,000 shares; issued and outstanding 147,000 shares          2         -
Preferred stock:
    Westland Oil Company, Inc.-no par value.  Authorized
      100,000 shares; none issued                                 -            -
    Additional paid-in capital                               3,162,190         -
    Retained earnings (deficit)                             19,241,181         -
                                                            ----------   ----------
         Total stockholders' equity                         22,513,673         -
                                                            ----------   ----------

Total liabilities and stockholders' equity                  70,101,864   15,398,576
                                                            ==========   ==========



       Specialty       Specialty        Specialty        Specialty         Westland
         Oil             Oil              Oil               Oil             Oil
        Company,        Company,         Company,         Company,         Company,
         Inc., I         Inc., II         Inc., III        Inc., IV         Inc.
       ---------       ----------       -----------       ---------        --------
            -            500,000             -                -                -
          33,909          65,261          115,602             -             563,392

       4,150,206       3,300,799        3,162,112             -           8,391,585
            -               -          14,940,391          458,185             -
         131,601         268,148          480,662             -             577,145
          60,796         206,078          300,817             -              52,963
       ---------      ----------       ----------          -------       ----------
       4,376,512       4,340,286       18,999,584          458,185        9,585,085

           5,355      23,038,668           11,323             -           2,171,769
       ---------      ----------       ----------          -------       ----------

       4,381,867      27,378,954       19,010,907          458,185       11,756,854




         110,100            -                -                -                -

            -                200             -                -                -

            -               -                -                -                -

            -               -                -                -                -

            -               -                -                -                   2


            -               -                -                -                -
       1,567,192         194,800             -                -           1,400,198
       3,399,578       3,017,650          289,412          (98,712)      12,633,253
       ---------      ----------       ----------          -------       ----------
       5,076,870       3,212,650          289,412          (98,712)      14,033,453
       ---------      ----------       ----------          -------       ----------

       9,458,737      30,591,604       19,300,319          359,473       25,790,307
       =========      ==========       ==========          =======       ==========



                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                    DETAILS OF COMBINED STATEMENT OF INCOME

                     FOR THE YEAR ENDING DECEMBER 25, 1993



                                                       Combined        Eliminations
                                                       --------        ------------
NET SALES                                          303,327,613         186,674,076

COST OF SALES                                      245,727,115        (186,674,076)
                                                   -----------        ------------
GROSS PROFIT                                        57,600,498                 -

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES        49,261,604          (4,518,148)
                                                   -----------        ------------

OPERATING INCOME (LOSS)                              8,338,894          (4,518,148)

OTHER INCOME (DEDUCTIONS):
    Interest expense                                (1,936,257)                -
    Miscellaneous                                    1,267,180           4,518,148
                                                   -----------        ------------
                                                      (669,077)          4,518,148
                                                   -----------        ------------

NET INCOME (LOSS)                                    7,669,817                -
                                                   ===========        ============

  Specialty         Specialty          Specialty         Specialty         Westland
     Oil               Oil                Oil               Oil              Oil
   Company,          Company,           Company,          Company,         Company,
   Inc., I           Inc., II           Inc. III          Inc., IV         Inc.
  ---------         ---------          ---------         ---------        ---------
 53,641,549       182,337,172         91,361,101              -         162,661,867

 48,216,249       167,992,310         79,240,586              -         136,952,046
 ----------       -----------         ----------          -------       -----------

  5,425,300        14,344,862         12,120,515              -          25,709,821

  4,754,982        17,116,853         11,433,396              -          20,474,521
 ----------       -----------         ----------          -------       -----------

    670,318        (2,771,991)           687,119              -           5,235,300


       -             (376,384)          (751,103)             -            (808,770)
     58,705         4,844,908            473,079          (81,502)          490,138
 ----------       -----------         ----------          -------       -----------
     58,705         4,468,524           (278,024)         (81,502)         (318,632)
 ----------       -----------         ----------          -------       -----------

    729,023         1,696,533            409,095          (81,502)        4,916,668
 ==========       ===========         ==========          =======       ===========


                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                DETAILS OF COMBINED STATEMENT OF STOCKHOLDERS' EQUITY

                     FOR THE YEAR ENDING DECEMBER 25, 1993




                           Specialty   Specialty    Specialty   Specialty    Westland
                              Oil         Oil          Oil         Oil         Oil
                            Company,    Company,     Company,    Company,    Company,
                            Inc., I      Inc., II    Inc., III    Inc., IV    Inc.
                           ---------   ----------   ----------   ---------   --------
COMMON STOCK:

BALANCE-December 26, 1992    110,100         200         -           -              2

Issuance of 1,000 shares
 common stock-Specialty
 Oil Company, Inc., III         -           -            -           -           -
                           ---------   ---------      -------    -------   ----------

BALANCE-December 25, 1993    110,100         200         -           -              2
                           =========   =========      =======    =======   ==========

ADDITIONAL PAID-IN CAPITAL:

BALANCE-December 26, 1992
 and December 25, 1993     1,567,192     194,800         -           -      1,400,198
                           =========   =========      =======    =======   ==========

RETAINED EARNINGS:

BALANCE-December 26,
 1992                      3,094,868   1,941,397     (119,683)   (17,210)   9,480,911

Net income (loss)            729,023   1,696,533      409,095    (81,502)   4,916,668

Distributions to
stockholders                (424,313)   (620,280)         -           -    (1,764,326)
                           ---------   ---------      -------    -------   ----------

BALANCE-December 25,
 1993                      3,399,578   3,017,650      289,412    (98,712)  12,633,253
                           =========   =========      =======    =======   ==========


                          AUDITED FINANCIAL STATEMENTS

                          AUDITED FINANCIAL STATEMENTS

                        AND OTHER FINANCIAL INFORMATION

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                   DECEMBER 26, 1992 AND DECEMBER 28, 1991

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                             SHREVEPORT, LOUISIANA

                    DECEMBER 26, 1992 AND DECEMBER 28, 1991


                               TABLE OF CONTENTS

                          AUDITED FINANCIAL STATEMENTS



                                                                          Page

Independent Auditor's Report                                               1

Combined Balance Sheets                                                    2

Combined Statements of Income                                              3

Combined Statements of Stockholders' Equity                                4

Combined Statements of Cash Flows                                          5

Notes to Combined Financial Statements                                    6-15

                          OTHER FINANCIAL INFORMATION

Accountants' Report                                                        16

Details of Combined Balance Sheet                                        17-18

Details of Combined Statement of Income                                    19

Details of Combined Statement of Stockholders' Equity                      20

                       HEARD, McELROY & VESTAL, L.L.P.
                         CERTIFIED PUBLIC ACCOUNTANTS
                           MEMBER AMERICAN INSTITUTE
                        OF CERTIFIED PUBLIC ACCOUNTANTS

               720 TRAVIS STREET                  2285 BENTON ROAD
              POST OFFICE BOX 1607                   SUITE B-100
             SHREVEPORT, LA 71165              BOSSIER CITY, LA 71111
            TELEPHONE (318) 221-0151           TELEPHONE (318) 747-7510
                            FACSIMILE (318) 425-4070


GILBERT R. SHANLEY, JR., C.P.A., A.P.C.           O. PATRICK AVINGER, JR., C.P.A. (RET.)
C. CODY WHITE, JR., C.P.A., A.P.C.                WILLIAM E. ALLEN, C.P.A. (RET.)
J. PETER GAFFNEY, C.P.A., A.P.C.
SPENCER BERNARD, Jr., C.P.A.                      S. BERTON HEARD, C.P.A. (1986)
WILLIAM L. HIGHTOWER, C.P.A.                      EDWARD N. ATKINSON, C.P.A. (1981)
H. Q. GAHAGAN, JR., C.P.A., A.P.C.                CHARLES E. VESTAL, C.P.A. (1990)
GERALD W. HEDGCOCK, JR., C.P.A., A.P.C.
TIM B. NIELSEN, C.P.A.
JOHN W. DEAN, C.P.A., A.P.C.
JAMES D. DEAN, C.P.A., A.P.C.
MICHAEL P. AMEEN, C.P.A.
MARK D. ELDREDGE, C.P.A.


                                 March 1, 1993


The Board of Directors
Specialty Oil Company, Inc., I
Specialty Oil Company, Inc., II
Specialty Oil Company, Inc., III
Specialty Oil Company, Inc., IV
Westland Oil Company, Inc.
Shreveport, Louisiana

                          INDEPENDENT AUDITOR'S REPORT


We have audited the accompanying combined balance sheets of Specialty Oil Company, Inc., I, Specialty Oil Company, Inc., II, Specialty Oil Company Inc., III, Specialty Oil Company, Inc., IV and Westland Oil Company, Inc. at December 26, 1992 and December 28, 1991, and the related combined statements of income, stockholders' equity and cash flows for the years then ended.
These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Specialty Oil Company, Inc., I, Specialty Oil Company, Inc., II, Specialty Oil Company, Inc., III, Specialty Oil Company, Inc., IV and Westland Oil Company, Inc. at December 26, 1992 and December 28, 1991, and the combined results of their operations and their combined cash flows for the years then ended in conformity with generally accepted accounting principles.

Note 15 is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has not been subjected to the auditing procedures applied in the audit of the basic financial statements and, accordingly, we express no opinion on it.

                                        /s/ Heard, McElroy & Vestal

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                           COMBINED BALANCE SHEETS AT

                    DECEMBER 26, 1992 AND DECEMBER 28, 1991


               A S S E T S                                       1992          1991
                                                                 ----          ----
CURRENT ASSETS:
 Cash                                                       3,773,605     1,598,303
 Cash-restricted-Note 10                                    1,259,100       804,762
 Receivables:
   Trade-Notes 5 and 6                                     22,140,993    12,116,649
   Related                                                     75,016          -
   Notes-Note 3                                               314,117       612,336
   Other-Notes 9 and 13                                     1,045,768       869,640
   LESS-allowance for doubtful accounts                       233,764       148,072
                                                           ----------    ----------
     Net receivables                                       23,342,130    13,450,553
 Investments                                                    5,026         5,026
 Inventory-Notes 4 and 5                                   15,604,952     9,056,460
 Prepaid expenses                                           1,468,370       287,604
                                                           ----------    -----------
     Total current assets                                  45,453,183    25,202,708

FIXED ASSETS:-Note 6
 Land                                                         385,413        26,605
 Buildings                                                  1,367,098          -
 Leasehold improvements                                     2,217,382     1,787,333
 Machinery and equipment                                   17,062,446    11,403,250
 Trucks and trailers                                        5,074,818     3,586,322
 Automobiles                                                  395,507       339,093
 Furniture and fixtures                                     1,370,427       955,011
 Construction in progress-Note 11                             172,243       473,228
                                                           ----------    ----------
                                                           28,045,334    18,570,842
 LESS-accumulated depreciation                             12,402,397     9,968,608
                                                          -----------    ----------
     Net fixed assets                                      15,642,937     8,602,234

GOODWILL-NET OF AMORTIZATION                                  286,399       294,822

OTHER ASSETS:
 Other investments-Notes 14 and 17                          1,341,030     1,293,142
 Other assets, at cost                                        320,309       109,493
                                                           ----------    ----------
     Total other assets                                     1,661,339     1,402,635
                                                           ----------    ----------
Total assets                                               63,043,858    35,502,399
                                                           ==========    ==========

   The accompanying notes are an integral part of the financial statements.

     LIABILITIES AND STOCKHOLDERS' EQUITY                        1992          1991
                                                                 ----          ----
CURRENT LIABILITIES:
 Notes payable to banks-Note 5                             11,310,419     8,700,000
 Notes payable related parties-Note 5                         600,000       700,000
 Current portion of long-term debt-Note 6                   1,768,641       736,747
 Accounts payable:
   Trade                                                   23,453,680    10,048,337
 Accrued expenses                                           1,355,553       638,057
 Taxes payable, other than income taxes                       506,917       117,340
                                                           -----------   ----------
     Total current liabilities                             38,995,210    20,940,481

LONG-TERM DEBT, LESS CURRENT PORTION-Note 6                 6,395,873     1,215,553
                                                           -----------   ----------
     Total liabilities                                     45,391,083    22,156,034

STOCKHOLDERS' EQUITY:
 Common stock:
   Specialty Oil Company, Inc., I-$100 par value.
     Authorized 1,000 shares; issued and outstanding
     1,101 shares                                             110,100       110,100
   Specialty Oil Company, Inc., II-$1 par value.
     Authorized 100,000 shares; issued and outstanding
     290 shares                                                   200           200
   Specialty Oil Company, Inc., III-$1 par value.
     Authorized 1,000 shares; issued and outstanding
     1,000 shares                                                -             -
   Specialty Oil Company, Inc., IV-$1 par value.
     Authorized 1,000 shares; issued and outstanding-none        -             -
   Westland Oil Company, Inc.-no par value.
     Authorized 250,000 shares; issued and outstanding
     147,000 shares                                                 2             2
 Preferred stock:
   Westland Oil Company, Inc.-no par value.
   Authorized 100,000 shares; none issued                        -             -
 Additional paid-in capital                                 3,162,190     3,162,190
 Retained earnings                                         14,380,283    10,073,873
                                                           ----------    ----------
     Total stockholders' equity                            17,652,775    13,346,365



Total liabilities and stockholders' equity                 63,043,858   35,502,399
                                                           ==========   ==========

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                 COMBINED STATEMENTS OF INCOME FOR THE YEARS ENDING

                    DECEMBER 26, 1992 AND DECEMBER 28, 1991


                                                                1992          1991
                                                                ----          ----
NET SALES                                                245,907,806   151,297,107

COST OF SALES                                            200,503,820   123,220,352
                                                         -----------   -----------

GROSS PROFIT                                              45,403,986    28,076,755

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES              38,979,047    24,627,714
                                                         -----------   -----------

OPERATING INCOME                                           6,424,939     3,449,041

OTHER INCOME (DEDUCTIONS):
 Interest expense                                         (1,652,701)   (1,289,541)
 Miscellaneous-Note 13                                     1,106,391     1,212,684
                                                         -----------   -----------
                                                            (546,310)      (76,857)
                                                         -----------   -----------

NET INCOME                                                 5,878,629     3,372,184
                                                         ===========   ===========

   The accompanying notes are an integral part of the financial statements.

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

              COMBINED STATEMENTS OF STOCKHOLDERS' EQUITY FOR THE YEARS

                 ENDING DECEMBER 26, 1992 AND DECEMBER 28, 1991




                                   Common Stock
                        ----------------------------------------------------------
                          Specialty      Specialty      Specialty        Specialty
                        Oil Company,    Oil Company,   Oil Company,    Oil Company,
                          Inc., I         Inc., II       Inc., III        Inc., IV
                        ------------    ------------   ------------    -----------
BALANCE-DECEMBER 29, 1990     105,700            200           -               -

Sale of 44 shares common
 stock                         4,400            -              -               -

Distribution to stockholders     -              -              -               -

Net income-1991                  -              -              -               -
                              -------        -------        -------         -------

BALANCE-DECEMBER 28, 1991     110,100            200           -               -

Issuance of 1,000 shares
common stock-Specialty Oil
Company, Inc. III                -              -              -               -

Distribution to stockholders     -              -              -               -

Net income-1992                  -              -              -               -
                              -------        -------        -------         -------

BALANCE-DECEMBER 26, 1992     110,100            200           -               -
                              =======        =======        =======         =======

   The accompanying notes are an integral part of the financial statements.

               Common Stock
               ------------       Additional                           Total
               Westland Oil        Paid-In            Retained      Stockholders'
               Company, Inc.       Capital            Earnings         Equity
               -------------     ----------           --------      -------------
                          2        3,024,712        7,053,542         10,184,156


                       -             137,478             -               141,878

                       -                -            (351,853)          (351,853)

                       -                -           3,372,184          3,372,184
                    -------        ---------       ----------         ----------
                          2        3,162,190       10,073,873         13,346,365



                       -                -                -                  -

                       -                -          (1,572,219)        (1,572,219)

                       -                -           5,878,629          5,878,629
                    -------        ---------       ----------         ----------

                          2        3,162,190       14,380,283         17,652,775
                    =======        =========       ==========         ==========

                        SPECIALTY OIL COMPANY, INC., I

                       SPECIALTY OIL COMPANY, INC., II

                       SPECIALTY OIL COMPANY, INC., III

                       SPECIALTY OIL COMPANY, INC., IV

                          WESTLAND OIL COMPANY, INC.

            COMBINED STATEMENTS OF CASH FLOWS FOR THE YEARS ENDING

                   DECEMBER 26, 1992 AND DECEMBER 28, 1991

                                                                   1992            1991
                                                                   ----            ----
CASH FLOWS FROM OPERATING ACTIVITIES:
 Net income                                                   5,878,629       3,372,184
 Adjustments to reconcile net income to net cash provided
   by operating activities:
     Depreciation                                             2,457,457       1,753,576
     Amortization                                                53,423           8,424
     Loss (gain) on sale of fixed assets                         11,929         (12,653)
     Equity in earnings of investments                          (40,387)        (10,863)
     Net change in allowance for bad debts                       85,692          60,686
     (Increase) in accounts receivable-trade and other      (10,200,472)     (2,423,760)
     Decrease in income taxes refundable                            -            25,682
     (Increase) decrease in inventory                        (6,548,492)      1,910,822
     (Increase) decrease in prepaid expenses                 (1,120,766)         45,221
     (Increase) in other assets                                 (15,825)        (37,792)
     Increase in accounts payable                            12,951,013       2,942,601
     Increase in accrued expenses                               717,496         141,187
     Increase (decrease) in taxes payable,
       other than income taxes                                  389,577        (113,649)
                                                             ----------      ----------
       Total adjustments                                     (1,259,355)      4,289,482
                                                             ----------      ----------
       Net cash provided by operating activities              4,619,274      7,661,666

CASH FLOWS FROM INVESTING ACTIVITIES:
 Noncash investing activities-Note 12                               -               -
 Purchase of fixed assets                                    (9,538,792)     (2,698,224)
 Proceeds from sale of fixed assets                              28,703          96,477
 Purchase of 50% interest in partnership                         (7,500)     (1,000,000)
 Funds loaned to stockholder and related parties                (75,016)       (612,336)
 Payment received on notes receivable                           298,219          65,112
 Purchase of non-compete agreement                             (300,000)            -
 Other                                                              -            (2,844)
                                                             ----------      ----------
       Net cash (used) by investing activities               (9,594,386)     (4,151,815)

CASH FLOWS FROM FINANCING ACTIVITIES:
 Noncash financing activities-Note 12                               -               -
 Proceeds from long-term debt                                 7,422,703         612,133
 Proceeds from notes payable-related parties                        -           700,000
 Payment on notes payable-related parties                      (100,000)            -
 Payments on long-term debt                                  (1,210,489)     (1,038,634)
 Net increase (decrease) in short-term borrowings             2,610,419      (3,250,000)
 Cash distributions to stockholders                          (1,572,219)       (171,598)
                                                             ----------      ----------
       Net cash provided (used) by financing activities       7,150,414      (3,148,099)
                                                             ----------      ----------
NET INCREASE IN CASH AND CASH EQUIVALENTS                     2,175,302         361,752
CASH AND CASH EQUIVALENTS AT BEGINNING OF YEAR                1,598,303       1,236,551
                                                             ----------      ----------
CASH AND CASH EQUIVALENTS AT END OF YEAR                      3,773,605       1,598,303
                                                             ==========      ==========

   The accompanying notes are an integral part of the financial statements.

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                    DECEMBER 26, 1992 AND DECEMBER 28, 1991



 1. NATURE OF OPERATIONS.
    The companies are engaged in the packaging and distribution of motor oil and related products, primarily private label lubricants. The companies have locations in Louisiana, Arkansas, Mississippi, Alabama, Texas and New Mexico.

 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

    PRINCIPLES OF COMBINATION
    The combined financial statements include the accounts of Specialty Oil Company, Inc., I, Specialty Oil Company, Inc., II, Specialty Oil Company, Inc., III (refer to Note 16), Specialty Oil Company, Inc., IV (refer to
    Note 17) and Westland Oil Company, Inc. (previously Westland Capital Corporation). The financial statements of the companies are combined due to the controlling ownership of the companies by two individuals and the related operations of the companies. All significant intercompany transactions have been eliminated.

    Westland Capital Corporation merged with its wholly owned subsidiary, Westland Oil Company, effective for 1987. Westland Capital Corporation then changed its name to Westland Oil Company, Inc. The merger was at Westland's cost with the excess cost over book value being recognized as goodwill.

    FISCAL YEAR
    The companies' fiscal year is a 52 week year ending on the Saturday of the 52nd week.

    ALLOWANCE FOR DOUBTFUL ACCOUNTS
    The companies follow the method of providing allowances for doubtful receivables based upon historical collection experience.

    INVENTORY
    Inventory is stated at the lower of cost or market on the last-in, first-out
    (LIFO) method.

    GOODWILL
    Goodwill is being amortized over a forty year period. The goodwill is the excess cost paid over book value of assets acquired from Westland Oil Company, Inc. by Westland Oil Company, Inc. (previously Westland Capital Corporation).

    NON-COMPETE AGREEMENT
    The non-compete agreement is being amortized over five years. This agreement was obtained in the purchase of Specialty Oil Company, Inc., III. The unamortized balance at December 26, 1992 was $255,000.

    RECEIVABLES
    The companies sell products in the states described in Note 1 to a diverse base of customers.

    FIXED ASSETS AND DEPRECIATION
    Fixed assets are carried at cost. Expenditures for replacements are capitalized and the replaced items are retired. Maintenance and repairs are charged to operations as incurred. Gains and losses from the sale of fixed assets are included in income. Depreciation is calculated on a straight-line basis utilizing the following estimated useful lives:

         Buildings                                          32 years
         Leasehold improvements                             5 to 15 years
         Machinery and equipment                            5 to 10 years
         Trucks and trailers                                4 to 6 years
         Automobiles                                        3 years
         Furniture and fixtures                             5 to 10 years

    FEDERAL INCOME TAXES
    The companies elected taxation under the IRC Subchapter S effective for the tax year 1987; thus, the companies pay no federal or state income taxes. The income is taxed at the individual shareholder level for federal and state income tax purposes.

    CASH EQUIVALENTS
    For purposes of the statement of cash flows, the companies consider all debt instruments purchased with a maturity of three months or less to be cash equivalents, except restricted cash.

 3. NOTES RECEIVABLE.
    Notes receivable at December 26, 1992 and December 28, 1991 consists of the following:

                                                             1992         1991
                                                             ----         ----
    *L. D. Myatt, interest at 8%-due on demand, unsecured   314,117      310,626
    Moon Realty, a related party, interest at 8% due on
    demand, unsecured                                          -         301,710
                                                            -------      -------
                                                            314,117      612,336
    Portion classified as current                           314,117      612,336
                                                            -------      -------
    Long-term portion                                          -            -
                                                            =======      =======

    *Stockholder of company.

 4. INVENTORY.
    If the first-in, first-out (FIFO) method of accounting had been used by the companies, inventories would have been $315,059 and $314,639 higher than reported at December 26, 1992 and December 28, 1991. Inventories consist of the following:

                                                            1992         1991
                                                            ----         ----
    Finished goods                                    11,757,493    6,102,683
    Bulk oil                                           2,578,117    1,911,721
    Containers and labels                              1,584,401    1,356,695
    LIFO reserve                                        (315,059)    (314,639)
                                                      ----------    ---------
         Total                                        15,604,952    9,056,460
                                                      ==========    =========

5.  NOTES PAYABLE TO BANKS.
    Notes payable to banks at December 26, 1992 and December 28, 1991 consist of the following:

                                                               1992         1991
                                                               ----         ----

    To:  First Commercial Bank, Little Rock, AK,
         due 5-92                                              -         400,000

    *Premier Bank, Shreveport, Louisiana, due 6-30-93
      and 7-13-92, respectively                           4,208,528    1,800,000

    *Commercial National Bank, Shreveport, Louisiana,
      due 6-30-93 and 4-30-92, respectively               5,260,657    5,000,000

    *Deposit Guaranty National Bank, due 6-30-93          1,841,234         -

    Hibernia National Bank, due 6-21-92                        -       1,500,000

                                                         ----------    ---------
                                                         11,310,419    8,700,000
                                                         =========     =========

Interest on the above notes varies based on prime.

The companies have lines of credit with the above banks totaling $21,500,000 of which $11,310,419 had been utilized as of December 26, 1992 and $10,189,581 was available for use at December 26, 1992.

*The companies entered into an agreement with these three banks. The banks have agreed to provide funds based upon accounts receivable and inventory limited to an amount not to exceed $21,500,000. The loans are secured by the companies' inventory, receivables and certain fixed assets. In regard to this agreement, the companies and major stockholders entered into certain loan covenants in regard to financial ratios, borrowings, distributions and salaries and other such restrictions and covenants as contained in the agreement of August 24, 1992. As of December 26, 1992, the companies were in compliance with the various loan restrictions and covenants.

    The company (SOC-II) has a note payable to Crystal-Clean South (a related party) for $600,000 and $700,000 at December 26, 1992 and December 28, 1991, respectively. The note is unsecured, due upon demand and bears interest at prime. Refer to Note 14 for further details.

 6. LONG-TERM DEBT.
    Long-term debt consists of the following at December 26, 1992 and December 28, 1991:

                                                                       1992         1991
                                                                       ----         ----
    To:  Commercial National Bank, payable in monthly installments of $10,591.68 including interest at 12%, collateralized by
         storage tanks and pumps                                        -         74,992

    Castrol, Inc., various notes payable in monthly installments
      over five and ten year periods, collateralized by equipment     4,972        5,743

    Quaker State, note due in quarterly installments of $1,333.34
      including interest at 8 1/4%, collateralized by equipment       1,600        4,800

 6. LONG-TERM DEBT.   (Continued)                                      1992         1991
                                                                       ----         ----
    Hibernia National Bank, note payable in monthly installments of $26,977.08 including interest at 10.5%, collateralized
      by equipment                                                  702,486      937,198

    Commercial National Bank, various notes, payable in monthly installments of $8,944.40 plus interest at CNB prime,
      collateralized by transportation equipment                       -          82,320

    Commercial National Bank, various notes, payable in monthly installments of $12,041.65 plus interest at CNB prime,
      collateralized by various transportation equipment            104,581      245,140

    Quaker State, various notes, payable in monthly installments,
      five to eight years, collateralized by equipment               30,595       29,708

    Commercial National Bank, various notes, payable in monthly installments of $5,083.83 plus interest ranging from 1/2%
      over CNB prime to CNB prime, collateralized by various
      transportation equipment                                       85,465      174,970

    Commercial National Bank, note payable in 84 monthly
      installments of $5,095.23 plus interest at CNB prime,
      collateralized by blow molding equipment                      336,286      397,429

    Concord Commercial Corporation, notes payable in
      monthly installments of $35,854.32 including
      interest at 8.25%, collateralized by equipment              2,270,235          -

    Commercial National Bank, various notes, payable
      in monthly installments of $3,773.34 plus
      interest at New York prime, plus 1%, collater-
      alized by various transportation equipment                    128,294          -

    Diamond Shamrock, note payable in quarterly install-
      ments of $250,000 plus interest at 1% over Chemical
      Bank prime, collateralized by fixed assets of
      Specialty Oil Company, Inc., III                            4,500,000          -
                                                                  ---------    ---------
                                                                  8,164,514    1,952,300
    LESS-current portion of long-term debt                        1,768,641      736,747
                                                                  ---------    ---------
    Long-term debt                                                6,395,873    1,215,553
                                                                  =========    =========


    Long-term debt maturing in the next five years is as follows:

                       1993                               1,768,641
                       1994                               1,732,645
                       1995                               1,547,032
                       1996                               1,388,618
                       1997                                 915,219

    The book value of fixed assets pledged as collateral on the above notes is $9,218,679 and $2,063,007 at December 26, 1992 and December 28, 1991,
    respectively. Interest expense paid in 1992 was $1,587,173 and in 1991 was $1,289,780.

 7. LEASES.
    The companies have in effect long-term leases on real estate. Rentals for 1992 and 1991 were $2,410,347 and $1,657,080, respectively and are included in the statement of income. The companies do not have the right to sublet the leased premises and there are not any bonus rentals provided for in the leases.

    Rental commitments on long-term leases with related and outside parties are detailed below:

                                   Related Party    Outside
                                      Leases         Leases         Total
                                   -------------    -------         -----
         1993                        1,886,880      492,804     2,379,684
         1994                        1,686,880      353,082     2,039,962
         1995                        1,581,380      312,023     1,893,403
         1996                        1,481,480      135,195     1,616,675
         1997                        1,252,478       90,596     1,343,074
         1998-2000 (end of lease)    2,630,508       94,539     2,725,047
                                    ----------    ---------    ----------
         Total                      10,519,606    1,478,239    11,997,845
                                    ==========    =========    ==========

    The above leases on land and buildings are leased to various companies noted herein for various locations. The real estate is being leased from two partnerships (refer to Note 15). The partners of the partnership are also the major stockholders of the combined companies.

    The companies have leases with various nonrelated parties for buildings, primarily in Texas for Specialty Oil Company, Inc., III. The lease commitments for these are detailed above. Total rentals paid to outside parties was $444,332 in 1992 and $72,158 in 1991.

 8. PROFIT SHARING PLAN.
    The companies have a profit sharing plan covering all employees meeting certain age and service requirements. The companies' contributions are discretionary with the Board of Directors determining the amount, if any. The contribution for the years ending December 26, 1992 and December 28, 1991 was $120,000 and $150,000, respectively.

 9. RELATED PARTY TRANSACTIONS.
    Related party transactions are detailed in other notes to the financial statements. Refer to Notes 3, 7, 13, 14 and 15 for details of transaction with related parties.

    Included in accounts receivable-other are the following amounts from a related party:

                                                       1992        1991
                                                       ----        ----
    Myatt-Brooks                                        -       200,000

    Myatt-Brooks paid a corporate management fee (overhead reimbursement) to Specialty Oil Company, Inc., II in 1992 and 1991 of $100,380 and $80,834, respectively. Crystal Clean South (a related party) paid a management fee of $30,000 in 1992. These amounts are included in other income in the income statement.

10. SELF INSURANCE.
    The companies' medical insurance is provided through a self insured program. The companies deposit the required monthly premiums in a separate bank account to fund the insurance. At December 26, 1992 and December 28, 1991, cash in the amount of $1,259,100 and $804,762 is restricted to the self insured insurance program.

11. CONSTRUCTION IN PROGRESS.
    The amount in construction in progress represents payments made as of December 26, 1992 on equipment. The projects are to be completed by May, 1993. The estimated costs to complete are considered immaterial.

12. NONCASH INVESTING AND FINANCING ACTIVITIES.
    The company (Specialty Oil-I) issued common stock to two shareholders and reduced the note receivable of another stockholder with the net income from the company in 1991.

                                                                   1991
                                                                   ----
         Noncash distribution to stockholders                  (180,255)
         Common stock issued in lieu of cash distribution       141,878
         Reduction in stockholder's note receivable              38,377
                                                              ---------
                                                                    -
                                                              =========


13. MISCELLANEOUS INCOME.
    Miscellaneous income consists of the following at December 26, 1992, and December 28, 1991:

                                                        1992
                           ------------------------------------------------------------
                                     Specialty     Specialty    Specialty      Westland
                                       Oil           Oil          Oil            Oil
                           Combined   Company-I   Company-II*   Company-III     Company
                           --------   ---------   -----------   -----------    --------
     Interest                39,318        -           39,318          -           -
     Royalty                    279         179           100          -           -
     Other                  630,414      48,525       233,538       287,068      61,283
     Myatt-Brooks
       management fee       100,380        -          100,380          -           -
     Crystal Clean South-
       management fee        30,000        -           30,000          -           -
     Contract packaging      43,006        -             -             -         43,006
     Laboratory services    262,994        -             -             -        262,994
                          ---------      ------       -------       -------     -------
         Total            1,106,391      48,704       403,336       287,068     367,283
                          =========      ======       =======       =======     =======

                                                          1991
                           -------------------------------------------------
                                      Specialty    Specialty       Westland
                                         Oil          Oil             Oil
                           Combined   Company-I   Company-II*       Company
                           --------   ---------   -----------      --------
     Interest                63,059       2,843        60,116           100
     Royalty                    300         300          -             -
     Other                  720,701      47,733     **588,095        84,873
     Myatt-Brooks
       management fee        80,834        -           80,834          -
     Contract packaging      25,986        -             -           25,986
     Laboratory services    321,804        -             -          321,804
                          ---------      ------       -------       -------
         Total            1,212,684      50,876       729,045       432,763
                          =========      ======       =======       =======

   *Excludes management fees received from other corporations of $3,948,313 in 1992 and $2,334,612 in 1991 which are eliminated during combination.

   **This amount includes $500,000 settlement from vendor in regard to pricing dispute. The amount is also included in accounts receivable other at year-end.

14. INVESTMENTS.
    The company (SOCII) has a fifty percent (50%) ownership interest in the following companies at December 26, 1992 and December 28, 1991.

                                                     1992          1991
                                                     ----          ----
     Myatt-Brooks, Inc. (a corporation) 50%
       ownership-(equity in earnings $387,345-
       1992 and $297,196-1991)                    444,142       353,993

     Crystal-Clean South (a partnership) 50%
       ownership-(equity in loss $93,403-
       1992 and $60,851-1991)                     906,598       939,149
                                                ---------     ---------
            Total                               1,350,740     1,293,142
                                                =========     =========


   The Myatt-Brooks interest was acquired in July, 1986 and the Crystal-Clean South was acquired in June, 1991. Both are accounted for under the equity method of accounting for investments. Income from Myatt-Brooks of $90,149 and $71,714 and a loss of ($32,552) and ($60,851) from Crystal-Clean South are included in other income for 1992 and 1991, respectively.

   Condensed financial information for the above companies is presented below for 1992 based upon UNAUDITED FINANCIAL information for Myatt-Brooks and audited financial statements for Crystal-Clean South (CCS). Our unqualified opinion on the complete financial statements of CCS was dated March 15, 1993 and the below information is fairly stated in relation to those statements.

                                                                 Audited
                                       Unaudited                 Crystal-
     BALANCE SHEET                    Myatt-Brooks              Clean South
                                      ------------              -----------
   Current assets (includes
    $1,200,000 notes receivable from
    partners for Crystal-Clean South)   2,112,680               1,561,835
   Fixed assets                           462,510                 344,764
   Other assets                               660                   _
                                       ----------               ---------

   Total assets                         2,575,850               1,906,599
                                       ==========               =========

     LIABILITIES AND EQUITY

   Current liabilities                  1,619,406                  94,522
   Long-term debt                          67,805                   -
   Stockholders' equity                   888,639                   -
   Partners' equity                         -                   1,812,077
                                       ----------               ---------
   Total liabilities and equity         2,575,850               1,906,599
                                       ==========               =========

     STATEMENTS OF OPERATIONS

   Sales                               13,386,928               1,191,707
   Cost of sales                       11,337,907                 864,386
                                       ----------               ---------
     Gross profit                       2,049,021                 327,321

   Selling, general
   and administrative expenses          1,867,168                 488,677
   Other income (expense)                  (1,198)                 95,134
                                       ----------               ---------
   Net income (loss)                      186,655                 (66,222)
                                       ==========               =========


15.  ADDITIONAL INFORMATION. (UNAUDITED-NOT COVERED BY AUDITOR'S REPORT)
     The companies lease land and buildings from two partnerships as further detailed in Note 7. The partnership only leases land and buildings to the companies. The two partners of the partnership are also the major stockholders of the companies. Summarized below are the condensed balance sheets and statements of operations of the partnerships as of December 31, 1992. This information was provided by management and is on the income tax basis of accounting.

                                                               Myatt
                                                               Investment
                                     Moon Realty               Company
     BALANCE SHEET                   (A Partnership)           (A Partnership)
                                     ---------------           ---------------
   Current assets                          97,993                   155,500
   Land, buildings and equipment-
     net                                7,518,684                   595,920
   Notes receivable-related party           -                       485,329
   Other assets                           101,580                     4,335
                                        ---------                 ---------
   Total assets                         7,718,257                 1,241,084
                                        =========                 =========

     LIABILITIES AND PARTNERS' EQUITY

   Long-term debt                       6,749,901                   224,391
   Partners' equity                       968,356                 1,016,693
                                        ---------                 ---------
   Total liabilities and partners'
    equity                              7,718,257                 1,241,084
                                        =========                 =========

     STATEMENTS OF OPERATIONS

   Rental income                        1,679,877                   146,500
   Interest income                           -                       66,679
   Interest expense                       729,247                    26,096
   Depreciation expense                   702,874                    39,389
   Other                                   68,758                    34,827
                                        ---------                 ---------
   Net income                             178,998                   112,867
                                        =========                 =========



16. SPECIALTY OIL COMPANY, INC., III.
    The companies entered into an agreement in 1991 to purchase Industrial Lubricants Company (ILC) located in San Antonio, Texas with nine branches located in various cities in Texas. The purchase was completed in March, 1992. The assets of ILC were transferred to Specialty Oil Company, Inc.,
    III. The purchase price was $18,264,108 and was financed by notes from the seller of approximately $8,700,000 and cash from Specialty Oil Company of approximately $9,600,000. The Company purchased primarily inventory, fixed assets and net receivables. Of the monies borrowed from the seller, $4,500,000 is still outstanding at December 26, 1992. The Company operated for nine months in 1992 and its operations are included in the income statement. A condensed summary of the Company's balance sheet and income statement at December 26, 1992 is presented below:


     BALANCE SHEET
   Current assets                13,937,751
   Fixed assets                   4,923,041
   Other                              1,105
                                 ----------
   Total assets                  18,861,897
                                 ==========

     LIABILITIES AND STOCKHOLDERS' (DEFICIT)
   Current liabilities          15,453,907
   Long-term debt                3,527,673
   Stockholders' (deficit)        (119,683)
                                ----------
   Total liabilities and
    stockholders' (deficit)     18,861,897
                                ==========
     STATEMENT OF INCOME

   Sales                        76,881,065
   Cost of sales                68,373,287
                                ----------
   Gross profit                  8,507,778
   Operating expenses            8,104,536
   Other expenses                  522,925
                                ----------
   Net (loss)                     (119,683)
                                ==========


17. SPECIALTY OIL COMPANY, INC., IV.
    Specialty Oil Company, Inc., IV (SOC IV) entered into a partnership with Quaker State Corporation. The two corporations are equal partners of the partnership. The partnership was effective December 1, 1992. It operates a distribution center in Atlanta, Georgia. The partnership operated one month in 1992. The investment in the partnership of Specialty Oil Company, Inc., IV is detailed below:

     Initial partnership investment                              7,500
     Equity in loss for December, 1992                         (17,210)
                                                               -------
      Investment at December 26, 1992                           (9,710)
                                                               =======

   The assets of the partnership were purchased from Quaker State with a note given in payment of those assets. The note is for five years and payment is due out of the profits of the business. Specialty Oil Company, Inc., IV is not required to pay on the note for five years and it is liable for only one-half after that point. Specialty Oil Company, Inc., IV doesn't receive any distributions unless payment on the note is first paid.

   A condensed summary of the partnerships' balance sheet and income statement at December 26, 1992 is presented below based upon audited financial statements. Our unqualified opinion on the complete financial statements of Specialty Oil (a partnership) was dated March 15, 1993 and the below information is fairly stated in relation to those statements.

                                                               Audited
                                                               Specialty
     BALANCE SHEET                                             Oil Partnership
                                                               ---------------
   Current assets                                              1,718,186
   Fixed assets                                                  199,096
                                                               ---------
   Total assets                                                1,917,282
                                                               =========

                                                              Audited
                                                              Specialty
     LIABILITIES AND PARTNERS' EQUITY (DEFICIT)               Oil Partnership
                                                              ---------------
   Current liabilities                                           707,756
   Long-term debt                                              1,228,946
   Partners' (deficit)                                           (19,420)
                                                               ---------

   Total liabilities and partners' (deficit)                   1,917,282
                                                               =========

     STATEMENT OF INCOME

   Sales                                                         333,876
   Cost of sales                                                 278,618
                                                               ---------
   Gross profit                                                   55,258
   Operating expenses                                             93,456
   Other income                                                    3,778
                                                               ---------

   Net (loss)                                                    (34,420)
                                                               =========

                          OTHER FINANCIAL INFORMATION

                       HEARD, McELROY & VESTAL, L.L.P.
                         CERTIFIED PUBLIC ACCOUNTANTS
                           MEMBER AMERICAN INSTITUTE
                        OF CERTIFIED PUBLIC ACCOUNTANTS

               720 TRAVIS STREET                  2285 BENTON ROAD
              POST OFFICE BOX 1607                  SUITE B-100
             SHREVEPORT, LA 71165              BOSSIER CITY, LA 71111
            TELEPHONE (318) 221-0151           TELEPHONE (318) 747-7510
                            FACSIMILE (318) 425-4070


GILBERT R. SHANLEY, JR., C.P.A., A.P.C.           O. PATRICK AVINGER, JR., C.P.A. (RET.)
C. CODY WHITE, JR., C.P.A., A.P.C.                WILLIAM E. ALLEN, C.P.A. (RET.)
J. PETER GAFFNEY, C.P.A., A.P.C.
SPENCER BERNARD, JR., C.P.A.                      S. BERTON HEARD, C.P.A. (1986)
WILLIAM L. HIGHTOWER, C.P.A.                      EDWARD N. ATKINSON, C.P.A. (1981)
H. Q. GAHAGAN, JR., C.P.A., A.P.C.                CHARLES E. VESTAL, C.P.A. (1990)
GERALD W. HEDGCOCK, JR., C.P.A., A.P.C.
TIM B. NIELSEN, C.P.A.
JOHN W. DEAN, C.P.A., A.P.C.
JAMES D. DEAN, C.P.A., A.P.C.
MICHAEL P. AMEEN, C.P.A.
MARK D. ELDREDGE, C.P.A.


                                 March 1, 1993



The Board of Directors
Specialty Oil Company, Inc., I
Specialty Oil Company, Inc., II
Specialty Oil Company, Inc., III
Specialty Oil Company, Inc., IV
Westland Oil Company, Inc.


Our audits were made for the purpose of forming an opinion on the basic combined financial statements taken as a whole. The details of combined balance sheet, statement of income and stockholders' equity are presented for purposes of additional analysis and are not a required part of the basic combined financial statements. Such information has been subjected to the auditing procedures applied in the audit of the basic combined financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic combined financial statements taken as a whole.


                                     /s/ Heard, McElroy & Vestal

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                       DETAILS OF COMBINED BALANCE SHEET

                               DECEMBER 26, 1992

     A S S E T S                     Combined                  Eliminations
                                     --------                  ------------
CURRENT ASSETS:
   Cash                               3,773,605                    -
   Cash-restricted                    1,259,100                    -
   Receivables:
     Trade                           22,140,993                    -
     Related parties                     75,016                (13,913,498)
     Notes                              314,117                    -
     Other                            1,045,768                    -
                                     ----------                -----------
                                     23,575,894                (13,913,498)

     LESS-allowance for doubtful
     accounts                           233,764                    -
                                     ----------                -----------

        Net receivables              23,342,130                (13,913,498)
   Investments                            5,026                    -
   Inventory                         15,604,952                    -
   Prepaid expenses                   1,468,370                    -
                                     ----------                -----------
        Total current assets         45,453,183                (13,913,498)

FIXED ASSETS:
   Land                                 385,413                    -
   Buildings                          1,367,098                    -
   Leasehold improvements             2,217,382                    -
   Machinery and equipment           17,062,446                    -
   Trucks and trailers                5,074,818                    -
   Automobiles                          395,507                    -
   Furniture and fixtures             1,370,427                    -
   Construction in progress             172,243                    -
                                     ----------                -----------
                                     28,045,334                    -
   LESS-accumulated depreciation     12,402,397                    -
                                     ----------                -----------
        Net fixed assets             15,642,937                    -

GOODWILL, NET OF AMORTIZATION           286,399                    -

OTHER ASSETS:
   Other investments                  1,341,030                    -
   Other assets, at cost                320,309                    -
                                     ----------                -----------

Total assets                         63,043,858                (13,913,498)
                                     ==========                ===========

<CAPTION
           Specialty      Specialty          Specialty     Specialty       Westland
               Oil           Oil                Oil           Oil            Oil
            Company,       Company,           Company,      Company,       Company,
            Inc., I        Inc., II           Inc., III     Inc., IV        Inc.
           ---------       --------           ---------     --------       --------
             228,224      2,457,856            797,113          -           290,412
           1,259,100           -                  -             -              -

           1,856,953     12,452,010          6,972,564          -           859,466
           3,694,920         -                  75,016          -        10,218,578
                -           314,117               -             -              -

             82,332         462,038            171,330          -           330,068
           ---------     ----------         ----------       ------      ----------
           5,634,205     13,228,165          7,218,910          -        11,408,112
              12,924        139,998             80,842          -              -
           ---------     ----------         ----------       ------      ----------
           5,621,281     13,088,167          7,138,068          -        11,408,112
                -             5,026               -             -              -
           1,330,525      1,137,875          5,610,313          -         7,526,239
             158,449        456,211            392,257          -           461,453
           ---------     ----------         ----------       ------      ----------
           8,597,579     17,145,135         13,937,751          -        19,686,216


                -              -               321,695          -            63,718
                -              -             1,367,098          -              -
              52,421        334,690            331,107          -         1,499,164
           1,233,131      2,161,654          2,336,645          -        11,331,016
           1,430,722      2,447,578            910,024          -           286,494
                -           368,938              1,123          -            25,446
              74,638        828,454            145,845          -           321,490
              45,719           -                78,867          -            47,657
           ---------     ----------         ----------       ------      ----------
           2,836,631      6,141,314          5,492,404          -        13,574,985
           1,969,746      3,743,708            569,363          -         6,119,580
           ---------     ----------         ----------       ------      ----------
             866,885      2,397,606          4,923,041          -         7,455,405

                -              -                  -             -           286,399


                -         1,350,740               -          (9,710)           -
               2,502        116,784              1,105          -           199,918

           ---------     ----------         ----------       ------      ----------
           9,466,966     21,010,265         18,861,897       (9,710)     27,627,938
           =========     ==========         ==========       ======      ==========

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                       DETAILS OF COMBINED BALANCE SHEET

                               DECEMBER 26, 1992

         LIABILITIES AND STOCKHOLDERS' EQUITY                    Combined    Eliminations
                                                               ----------    ------------
CURRENT LIABILITIES:
    Notes payable to banks                                     11,310,419            -
    Notes payable related parties                                 600,000            -
    Current portion of long-term debt                           1,768,641            -
    Accounts payable:
         Trade                                                 23,453,680            -
         Related parties                                             -         13,913,498
    Accrued expenses                                            1,355,553            -
    Taxes payable, other than income taxes                        506,917            -
                                                               ----------      ----------
         Total current liabilities                             38,995,210      13,913,498

LONG-TERM DEBT, LESS CURRENT PORTION                            6,395,873            -
                                                               ----------      ----------

         Total liabilities                                     45,391,083      13,913,498

STOCKHOLDERS' EQUITY:
Common stock:
    Specialty Oil Company, Inc., I-$100 par value.  Authorized
      1,000 shares; issued and outstanding 1,101 shares           110,100            -
    Specialty Oil Company, Inc., II-$1 par value.  Authorized
      100,000 shares; issued and outstanding 290 shares               200            -
    Specialty Oil Company, Inc., III-$1 par value.  Authorized
      1,000 shares; issued and outstanding 1,000 shares              -               -
    Specialty Oil Company, Inc., IV-par value.  Authorized
      $1,000 shares; issued and outstanding-none                     -               -
    Westland Oil Company, Inc.-no par value.  Authorized 250,000
      shares; issued and outstanding 147,000 shares                     2            -
Preferred stock:
    Westland Oil Company, Inc.-no par value.  Authorized 100,000
      shares; none issued                                            -               -
    Additional paid-in capital                                  3,162,190            -
    Retained earnings (deficit)                                14,380,283            -
                                                               ----------      ----------
         Total stockholders' equity                            17,652,775            -
                                                               ----------      ----------

Total liabilities and stockholders' equity                     63,043,858      13,913,498
                                                               ==========      ==========

       Specialty       Specialty        Specialty        Specialty         Westland
         Oil             Oil              Oil               Oil             Oil
        Company,        Company,         Company,         Company,         Company,
         Inc., I         Inc., II         Inc., III        Inc., IV         Inc.
         -------         --------         ---------        --------         --------
            -         11,310,419             -                -                -
            -            600,000             -                -                -
          61,475         112,720        1,015,092             -             579,354

       4,369,288       3,124,041        3,039,409             -          12,920,942
            -          3,218,402       10,687,596            7,500             -
         165,938         273,497          435,920             -             480,198
          62,108         138,656          275,890             -              30,263
       ---------      ----------       ----------         --------       ----------
       4,658,809      18,777,735       15,453,907            7,500       14,010,757
          35,997          96,133        3,527,673             -           2,736,070
       ---------      ----------       ----------         --------       ----------

       4,694,806      18,873,868       18,981,580            7,500       16,746,827




         110,100            -                -                -                -

            -                200             -                -                -

            -               -                -                -                -

            -               -                -                -                -

            -               -                -                -                   2


            -               -                -                -                -
       1,567,192         194,800             -                -           1,400,198
       3,094,868       1,941,397        (119,683)         (17,210)        9,480,911
       ---------      ----------       ----------         --------       ----------
       4,772,160       2,136,397        (119,683)         (17,210)       10,881,111
       ---------      ----------       ----------         --------       ----------

       9,466,966      21,010,265       18,861,897          (9,710)       27,627,938
       =========      ==========       ==========         ========       ==========

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                    DETAILS OF COMBINED STATEMENT OF INCOME

            FOR THE YEAR, NINE MONTHS (SPECIALTY OIL COMPANY, INC., III)

                   AND ONE MONTH (SPECIALTY OIL COMPANY, INC., IV)

                     FOR THE YEAR ENDING DECEMBER 26, 1992




                                                      Combined        Eliminations
                                                      --------        ------------
NET SALES                                          245,907,806         150,454,340

COST OF SALES                                      200,503,820        (150,454,340)
                                                   -----------        ------------
GROSS PROFIT                                        45,403,986                 -

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES        38,979,047          (3,948,313)
                                                   -----------        ------------

OPERATING INCOME (LOSS)                              6,424,939          (3,948,313)

OTHER INCOME (DEDUCTIONS):
    Interest expense                                (1,652,701)                -
    Miscellaneous                                    1,106,391           3,948,313
                                                   -----------        ------------
                                                      (546,310)          3,948,313
                                                   -----------        ------------

NET INCOME (LOSS)                                    5,878,629                -
                                                   ===========        ============

  Specialty         Specialty          Specialty         Specialty         Westland
    Oil               Oil                Oil               Oil              Oil
   Company,          Company,           Company,          Company,         Company,
   Inc., I           Inc., II           Inc., III         Inc., IV         Inc.
   --------          --------           ---------         --------        --------
 48,278,656       138,436,891         76,881,065              -         132,765,534

 43,321,116       126,291,205         68,373,287              -         112,972,552
 ----------       -----------         ----------           -------      -----------
  4,957,540        12,145,686          8,507,778              -          19,792,982

  4,013,608        15,220,225          8,104,536            17,210       15,571,781
 ----------       -----------         ----------           -------      -----------

    943,932        (3,074,539)           403,242           (17,210)       4,221,201


       -             (501,154)          (809,993)             -            (341,554)
     48,704         4,351,649            287,068              -             367,283
 ----------       -----------         ----------           -------      -----------
     48,704         3,850,495           (522,925)             -              25,729
 ----------       -----------         ----------           -------      -----------

    992,636           775,956           (119,683)          (17,210)       4,246,930
 ==========       ===========-         =========           =======      ===========

                         SPECIALTY OIL COMPANY, INC., I

                        SPECIALTY OIL COMPANY, INC., II

                        SPECIALTY OIL COMPANY, INC., III

                        SPECIALTY OIL COMPANY, INC., IV

                           WESTLAND OIL COMPANY, INC.

                DETAILS OF COMBINED STATEMENT OF STOCKHOLDERS' EQUITY

         FOR THE YEAR AND THE NINE MONTHS (SPECIALTY OIL COMPANY, INC., III)

                   AND ONE MONTH (SPECIALTY OIL COMPANY, INC., IV)

                     FOR THE YEAR ENDING DECEMBER 26, 1992




                           Specialty   Specialty    Specialty   Specialty    Westland
                              Oil         Oil          Oil         Oil         Oil
                            Company,    Company,     Company,    Company,    Company,
                            Inc., I      Inc., II    Inc., III    Inc., IV    Inc.
                            -------      --------    ---------    --------   --------
COMMON STOCK:

BALANCE-December 28, 1991    110,100         200         -           -              2

Issuance of 1,000 shares
 common stock-Specialty
 Oil Company, Inc., III         -           -            -           -           -
                           ---------   ---------    -------      ------     ---------
BALANCE-December 26, 1992    110,100         200         -           -              2
                           =========   =========    ========     ========   =========

ADDITIONAL PAID-IN CAPITAL:

BALANCE-December 28, 1991
 and December 26, 1992     1,567,192     194,800         -           -      1,400,198
                           =========   =========    ========     ========   =========

RETAINED EARNINGS:

BALANCE-December 28,
 1991                      2,296,302   1,325,329         -           -      6,452,242

Net income (loss)            992,636     775,956    (119,683)    (17,210)   4,246,930

Distributions to
  stockholders              (194,070)   (159,888)        -           -     (1,218,261)
                           ---------   ---------    --------     -------    ---------

BALANCE-December 26,
 1992                      3,094,868   1,941,397    (119,683)    (17,210)   9,480,911
                           =========   =========    ========     ========   =========


Item 7(a)  7.  NOTE TO MAKE THE COMBINED FINANCIAL STATEMENTS CONFORM TO
               REGULATION S-X


SIGNIFICANT CUSTOMERS/CONCENTRATIONS OF CREDIT RISK:

Sales and receivables from two customers are considered to be significant to Westland and Specialty's combined results of operations and financial position. The customers' concentrations as a percentage of the combined total sales and receivables are as follows:

                                          1993         1992         1991
                                          ----         ----         ----
        % Net Sales                       25.6%        22.5%        25.9%
        % Trade Accounts Receivable       22.9%        20.6%        26.3%


                                     Item 7(b) Pro Forma Financial Information


                       PRO FORMA FINANCIAL INFORMATION


  On September 30, 1994 Quaker State Corporation (Quaker State) acquired all the stock of Westland Company, Inc. (Westland) and the Specialty Oil Companies (Specialty). The acquisition has been accounted for under the purchase method and, accordingly, the operating results of Westland and Specialty will be included in the consolidated financial statements from the date of acquisition. The purchase accounting adjustments presented in the following pro forma statements are preliminary estimates and subsequent revisions may be necessary. The following pro forma financial statements should be read in conjunction with the historical financial statements and other financial information of Westland and Specialty appearing elsewhere in Quaker State's Form 8-K/A-1 and the historical financial statements and other financial information of Quaker State appearing in its 1993 Annual Report on Form 10-K and its quarterly report on Form 10-Q for the quarter ended September 30, 1994. In addition, the disposition of Quaker State's wholly owned subsidiary, Heritage Insurance Group, Inc., sold on August 31, 1994 is reported in the September 15, 1994 8-K filing by Quaker State Corporation.



                       PRO FORMA CONSOLIDATED BALANCE SHEET


  No Pro Forma Consolidated Balance Sheet of Quaker State Corporation and Subsidiaries for the nine-month period ending September 30, 1994 is included in this current report on Form 8-K because the purchase of Westland and Specialty is reflected in the Consolidated Balance Sheet in Quaker State Corporation's quarterly report on Form 10-Q for the quarter ended September 30, 1994.



               PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS


 The following unaudited Pro Forma Consolidated Statements of Operations of Quaker State Corporation for the year ended December 31, 1993 and the nine months ended September 30, 1994 present the separate historical results of Quaker State and Westland/Specialty (prior to the acquisition date of September 30, 1994) and consolidated pro forma results as though such purchases had occurred on January 1, 1993. The unaudited Pro Forma Consolidated Statements of Operations do not purport to be indicative of the results which actually would have occurred if the acquisition had been consummated on January 1, 1993 or which may occur in the future.

                  Quaker State Corporation and Subsidiaries
                Pro Forma Consolidated Statement of Operations
                         Year Ended December 31, 1993
                    (In Thousands, Except Per Share Data)



                                                                              Adjusted
                                              Quaker State                  Quaker State    Westland
                                              Corporation    Adjustments*   Corporation    & Specialty   Adjustments     Pro Forma
                                              ------------   ------------   ------------   -----------   -----------     ---------
                                                             (Unaudited)     (Unaudited)                 (Unaudited)    (Unaudited)
REVENUES
Sales and operating revenues                    $628,336       $              $628,336      $303,328      $(22,078)(1)   $909,586
Insurance revenues                               130,830        (130,830)           --            --                           --
- ---------------------------------------------------------------------------------------------------------------------------------
                                                 759,166        (130,830)      628,336       303,328       (22,078)       909,586
Other, net                                         8,292                         8,292         1,267                        9,559
- ---------------------------------------------------------------------------------------------------------------------------------
                                                 767,458        (130,830)      636,628       304,595       (22,078)       919,145
- ---------------------------------------------------------------------------------------------------------------------------------
COST AND EXPENSES
Cost of sales and operating costs                429,453                       429,453       245,727       (22,078)(1)    653,525
                                                                                                               423 (1)
Insurance contract and benefit costs             103,693        (103,693)           --                                         --
Selling, general and administrative              184,115         (24,048)      160,067        46,292                      206,359
Depreciation, depletion and amortization          28,758                        28,758         2,970         1,800 (3)     33,528
Interest                                           5,287                         5,287         1,936                        7,223
- ---------------------------------------------------------------------------------------------------------------------------------
                                                 751,306        (127,741)      623,565       296,925       (19,855)       900,635
- ---------------------------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES                                    16,152          (3,089)       13,063         7,670        (2,223)        18,510
- ---------------------------------------------------------------------------------------------------------------------------------
Provision for income taxes                         2,450            (286)        2,736                       2,739 (4)      5,475
INCOME FROM CONTINUING OPERATIONS               $ 13,702       $  (3,375)     $ 10,327      $  7,670      $ (4,962)      $ 13,035
=================================================================================================================================
PER SHARE:
Income from continuing operations                   $.50                          $.38                                       $.42
=================================================================================================================================
Weighted average capital and equivalent
  shares outstanding                              27,234                        27,234                       4,000 (5)     31,234
=================================================================================================================================

*On August 31, 1994 the Company completed the sale of all the stock of it's wholly owned subsidiary Heritage Insurance Group, Inc. as previously reported on Form 8-K filed on September 15, 1994. This adjustments column gives effect to the aforementioned sale in the December 31, 1993 pro forma statement of operations.

        The accompanying notes are an integral part of these statements.

                  Quaker State Corporation and Subsidiaries
                Pro Forma Consolidated Statement of Operations
                 For the Nine Months Ended September 30, 1994
                                  (Unaudited)
                     (In Thousands, Except Per Share Data)




                                              Quaker State     Westland
                                              Corporation     & Specialty   Adjustments     Pro Forma
                                              ------------    -----------   -----------     ---------
REVENUES
Sales and operating revenues                    $528,097       $260,292      $(19,192)(1)   $769,197
Other, net                                         4,682          1,288                        5,970
- ----------------------------------------------------------------------------------------------------
                                                 523,779        261,580       (19,192)       775,167
- ----------------------------------------------------------------------------------------------------
COST AND EXPENSES
Cost of sales and operating costs                348,000        210,948       (19,192)(1)   $540,626
                                                                                  870 (2)
Selling, general and administrative              141,207         36,946                      178,153
Depreciation, depletion and amortization          23,238          3,326         1,350 (3)     27,916
Interest                                           3,580          1,593                        5,173
- ----------------------------------------------------------------------------------------------------
                                                 516,025        252,815       (16,972)       751,868
- ----------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE
  INCOME TAXES                                    16,754          8,765        (2,220)        23,299
- ----------------------------------------------------------------------------------------------------
PROVISION FOR INCOME TAXES                         5,465             --         3,038 (4)      8,503
- ----------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS               $ 11,289       $  8,765      $ (5,258)      $ 14,796
====================================================================================================
PER SHARE:
Income from continuing operations                   $.41                                        $.47
====================================================================================================
Weighted average shares outstanding               27,438                        4,000 (5)     31,438
====================================================================================================

        The accompanying notes are an integral part of these statements.

           NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

                (Dollars in thousands, except per share data)

        Adjustments to the Pro Forma Consolidated Statements of Operations for the nine month period ended September 30, 1994 and the year ended December 31, 1993 in connection with the acquisition of Westland and Specialty are presented below:


                                                     9/30/94       12/31/93
                                                     -------       --------

(1.)   To eliminate sales of Quaker State
       products to Westland and Specialty thereby
       reducing sales and cost of sales of the
       respective companies with no resulting
       effect on income.                               19,192       22,078

(2.)   To eliminate profits on Quaker State
       product inventory held by Westland and
       Specialty.                                         870          423

(3.)   To record amortization of excess of
       purchase price over fair value of assets
       acquired by Quaker State Corporation.
       Amortization is calculated on a straight-line
       basis over 40 years. Final purchase
       accounting allocations may result in certain
       intangible assets being amortized over a
       shorter period.                                  1,350        1,800

(4.)   To record an income tax provision for the
       results of operations of Westland and Specialty
       and the income tax effect of pro forma
       adjustments.                                     3,038        2,739

(5.)   To increase the number of shares issued for
       acquisition of Westland.                           -            -

(6.) The purchase price of Westland and Specialty consists of the following:

                    Cash                                      29,066
                    Quaker State Common Stock
                      (4,000,000 shares)                      57,750
                    Direct expenses of purchase                2,340
                                                             -------
                                                              89,156
                                                             =======